Exhibit 4.2

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC,

each as Co-Issuer

and

CITIBANK, N.A.,

as Trustee and Series 2025-1 Securities Intermediary

SERIES 2025-1 SUPPLEMENT

Dated as of June 17, 2025

to

SECOND AMENDED AND RESTATED BASE INDENTURE

Dated as of April 17, 2023

$325,000,000 Series 2025-1 Variable Funding Senior Notes, Class A-1

$600,000,000 Series 2025-1 6.720% Fixed Rate Senior Secured Notes, Class A-2

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Section 5.7	Amendments	37
Section 5.8	Termination of Series Supplement	37
Section 5.9	Entire Agreement	38
Section 5.10	1934 Act	38
Section 5.11	Electronic Signatures and Transmission	38

ANNEXES

Annex A	Series 2025-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1:	Form of Series 2025-1 Class A-1 Advance Note
Exhibit A-1-2:	Form of Series 2025-1 Class A-1 Swingline Note
Exhibit A-1-3:	Form of Series 2025-1 Class A-1 L/C Note
Exhibit A-2-1:	Form of Rule 144A Global Series 2025-1 Class A-2 Note
Exhibit A-2-2:	Form of Temporary Regulation S Global Series 2025-1 Class A-2 Note
Exhibit A-2-3:	Form of Permanent Regulation S Global Series 2025-1 Class A-2 Note
Exhibit B-1:	Form of Transferee Certificate - Series 2025-1 Class A-1 Notes
Exhibit B-2:	Form of Transferee Certificate - Series 2025-1 Class A-2 Notes, Rule 144A to Temporary Regulation S
Exhibit B-3:	Form of Transferee Certificate - Series 2025-1 Class A-2 Notes, Rule 144A to Permanent Regulation S
Exhibit B-4:	Form of Transferee Certificate - Series 2025-1 Class A-2 Notes, Temporary Regulation S or Permanent Regulation S to Rule 144A
Exhibit C	Form of Quarterly Noteholders’ Report
Exhibit D	Form of Mandatory/Voluntary Decrease Notice
Exhibit E	Form of Confirmation of Registration of Uncertificated Notes

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SERIES 2025-1 SUPPLEMENT, dated as of June 17, 2025 (this “Series 2025-1 Supplement”), by and among APPLEBEE’S FUNDING LLC, a Delaware limited liability company (the “Applebee’s Issuer”) and IHOP FUNDING LLC, a Delaware limited liability company (the “IHOP Issuer” and, together with the Applebee’s Issuer, the “Co-Issuers” and each, a “Co-Issuer”), and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2025-1 Securities Intermediary, to the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of the date hereof (as may be further amended, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”), by and among the Co-Issuers and CITIBANK, N.A., as Trustee and as Securities Intermediary.

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series 2025-1 Supplement, and such Series of Notes shall be designated as the Series 2025-1 Notes. On the Series 2025-1 Closing Date, two Classes of Notes of such Series shall be issued: (a) Series 2025-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2025-1 Class A-1 Notes”) and (b) Series 2025-1 Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2025-1 Class A-2 Notes” and, together with the Series 2025-1 Class A-1 Notes, the “Series 2025-1 Notes”). The Series 2025-1 Class A-1 Notes shall be issued in three Subclasses: (i) Series 2025-1 Class A-1 Advance Notes (as referred to herein, the “Series 2025-1 Class A-1 Advance Notes”), (ii) Series 2025-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2025-1 Class A-1 Swingline Notes”) and (iii) Series 2025-1 Class A-1 L/C Notes (as referred to herein, the “Series 2025-1 Class A-1 L/C Notes”). The Series 2025-1 Class A-2 Notes shall be issued in one Tranche as Series 2025-1 6.720% Fixed Rate Senior Secured Notes, Class A-2. For purposes of the Base Indenture and this Series 2025-1 Supplement, the Series 2025-1 Class A-1 Notes and the Series 2025-1 Class A-2 Notes shall be deemed to be separate Classes of “Senior Notes”,

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2025-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2025-1 Supplemental Definitions List”) as such Series 2025-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein, and the term “written” or “in writing”, shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Series 2025-1 Supplement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2025-1 Notes and not to any other Series of Notes issued by the Co-Issuers. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under this Series 2025-1 Supplement.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF

SERIES 2025-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT; ISSUANCE OF ADDITIONAL CLASS A-1 NOTES

Section 2.1 Procedures for Issuing and Increasing the Series 2025-1 Class A-1 Outstanding Principal Amount.

(a) Subject to satisfaction of the conditions precedent to the making of Series 2025-1 Class A-1 Advances set forth in the Series 2025-1 Class A-1 Note Purchase Agreement, (i) on the Series 2025-1 Closing Date, the Co-Issuers may cause the Series 2025-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2025-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2025-1 Class A-1 Advances made on the Series 2025-1 Closing Date (the “Series 2025-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Commitment Term that does not occur during a Cash Trapping Period, the Co-Issuers may increase the Series 2025-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2025-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2025-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2025-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2025-1 Class A-1 Outstanding Principal Amount exceed the Series 2025-1 Class A-1 Notes Maximum Principal Amount. The Series 2025-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2025-1 Class A-1 Note

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Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2025-1 Class A-1 Note Purchase Agreement) allocated among the Series 2025-1 Class A-1 Noteholders (other than the Series 2025-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2025-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2025-1 Class A-1 Advance Request or as otherwise set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

(b) Subject to satisfaction of the applicable conditions precedent set forth in the Series 2025-1 Class A-1 Note Purchase Agreement, on the Series 2025-1 Closing Date, the Co-Issuers may cause (i) the Series 2025-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2025-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans, if any, made on the Series 2025-1 Closing Date pursuant to Section 2.06 of the Series 2025-1 Class A-1 Note Purchase Agreement (the “Series 2025-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by causing the issuance, at par, of the initial principal amounts of the Series 2025-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2025-1 Closing Date pursuant to Section 2.07 of the Series 2025-1 Class A-1 Note Purchase Agreement (including with respect to the letters of credit in existence prior to the Series 2025-1 Closing Date set forth in Schedule IV to the Series 2025-1 Class A-1 Note Purchase Agreement); provided that at no time may the Series 2025-1 Class A-1 Outstanding Principal Amount exceed the Series 2025-1 Class A-1 Notes Maximum Principal Amount. The procedures relating to increases in the Series 2025-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Swingline Loans and the issuance or incurrence of L/C Obligations are set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

Section 2.2 Procedures for Decreasing the Series 2025-1 Class A-1 Outstanding Principal Amount.

(a) Mandatory Decrease. Whenever a Series 2025-1 Class A-1 Excess Principal Event shall have occurred, funds sufficient to decrease the Series 2025-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2025-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2025-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2025-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2025-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), a “Mandatory Decrease”) shall be due and payable on the Weekly Allocation Date immediately following the date on which the Manager or the Co-Issuers obtain knowledge of such Series 2025-1 Class A-1 Excess Principal Event, in accordance with the Priority of Payments. The Trustee shall distribute each Mandatory Decrease pursuant to the written direction of the Co-Issuers in the applicable Weekly Manager’s Certificate, which shall include the calculation of such Mandatory Decrease and the portion thereof payable to each Series 2025-1 Class A-1 Noteholder and distribution instructions in accordance with Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. Any associated Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement) shall be deposited into the Collection Account for allocation as Series

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2025-1 Class A-1 Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate including such Mandatory Decrease. Upon obtaining Actual Knowledge of such a Series 2025-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice substantially in the form of Exhibit D hereto (which may be by e-mail of a .pdf or similar file) of the need for any such Mandatory Decreases to the Trustee and the Series 2025-1 Class A-1 Administrative Agent (with a copy to the Back-Up Manager and the Control Party).

(b) Voluntary Decrease. Except as provided in Section 2.2(d), on any Business Day, upon at least three (3) Business Days’ prior written notice in the applicable Weekly Manager’s Certificate, Quarterly Noteholders’ Report or otherwise substantially in the form of Exhibit D hereto to the Series 2025-1 Class A-1 Administrative Agent and the Trustee (with a copy to the Back-Up Manager and the Control Party), the Co-Issuers may decrease the Series 2025-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2025-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2025-1 Class A-1 Distribution Account not later than 12:00 p.m. (New York City time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement (which report shall include the calculation of such amounts and the portion thereof payable to each Series 2025-1 Class A-1 Noteholder and instructions for the distributions thereof) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2025-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease; provided that to the extent the deposit into the Series 2025-1 Class A-1 Distribution Account described above is not made by 12:00 p.m. (New York City time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2025-1 Class A-1 Note Purchase Agreement. Any associated Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement) shall be deposited into the Collection Account for allocation as Series 2025-1 Class A-1 Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate including such Voluntary Decrease. It shall be a condition to any Voluntary Decrease that the amount on deposit in the Collection Account is sufficient to pay the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), if any, on the Weekly Allocation Date immediately following such Voluntary Decrease.

(c) Upon distribution to the Series 2025-1 Class A-1 Distribution Account of principal of the Series 2025-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall remit such amounts to the Holders of the Series 2025-1 Class A-1 Advance Notes based solely on the information set forth in the Quarterly Noteholders’ Report, Weekly Manager’s Certificate or other written report..

(d) The Series 2025-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2025-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2025-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2025-1 Class A-1 Advances to repay Swingline Loans and L/C Obligations or (ii) optional prepayments of Swingline Loans on same day notice.

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(e) Upon receipt of written notice from the Co-Issuers or the Series 2025-1 Class A-1 Administrative Agent, the Trustee shall indicate any increase or decrease in the Class A-1 Notes Maximum Principal Amount in its books and records, provided that the Series 2025-1 Class A-1 Administrative Agent’s books and records shall be controlling for all Increases and Decreases in respect of the Series 2025-1 Class A-1 Notes.

Section 2.3 Issuances of Additional Class A-1 Notes. In addition to the conditions set forth in Section 2.2(b) of the Base Indenture, for so long as the Series 2025-1 Class A-1 Notes are Outstanding, the issuance of any additional Series of Class A-1 Notes shall also require the consent of the Series 2025-1 Class A-1 Administrative Agent (which consent shall be deemed to have been given unless an objection is delivered to the Co-Issuers within ten (10) Business Days after written notice of such proposed issuance is delivered to the Series 2025-1 Class A-1 Administrative Agent pursuant to the last paragraph of Section 8.01 of the Series 2025-1 Class A-1 Note Purchase Agreement).

ARTICLE III

SERIES 2025-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2025-1 Notes only, the following shall apply:

Section 3.1 Allocations of Net Proceeds with Respect to the Series 2025-1 Notes; Interest Reserve Letter of Credit.

(a) On the Series 2025-1 Closing Date, (i) the net proceeds from the issuance and sale of the Series 2025-1 Class A-2 Notes to the Initial Purchaser shall be paid to, or at the direction of, the Co-Issuers and (ii) the Co-Issuers shall ensure that the aggregate sum of (x) all cash on deposit in the Senior Notes Interest Reserve Account (if any) and (y) the aggregate undrawn and unexpired face amount of each Interest Reserve Letter of Credit (if any) is equal to the Senior Notes Interest Reserve Amount.

(b) On and after the Series 2025-1 Closing Date, proceeds of the Series 2025-1 Class A-1 Notes (including Letters of Credit) may be used for general corporate purposes of the Securitization Entities, including the making of distributions and the funding of acquisitions by any Securitization Entity, subject to the terms of the Base Indenture, including Section 8.18 thereof.

Section 3.2 Weekly Allocation Date Applications. On each Weekly Allocation Date, the Co-Issuers (or the Manager on its behalf) shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to allocate from the Collection Account all amounts relating to the Series 2025-1 Class A-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

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Section 3.3 Certain Distributions from the Series 2025-1 Distribution Accounts. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2025-1 Class A-1 Noteholders or the Series 2025-1 Class A-1 Administrative Agent, as applicable, from the Series 2025-1 Class A-1 Distribution Account, no later than 1:00 p.m. (New York City time) and in accordance with Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement, the amounts withdrawn from the Senior Notes Interest Payment Account, Class A-1 Notes Commitment Fees Account, Senior Notes Principal Payment Account, Senior Notes Post-ARD Additional Interest Account or otherwise, as applicable, pursuant to Section 5.14(a), (b), (d) or (h) of the Base Indenture, as applicable, or otherwise, and deposited in the Series 2025-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal or other amounts in respect of the Series 2025-1 Class A-1 Notes on such Quarterly Payment Date and (ii) to the Series 2025-1 Class A-2 Noteholders from the Series 2025-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account, Senior Notes Principal Payment Account, Senior Notes Post-ARD Additional Interest Account or otherwise, as applicable, pursuant to Section 5.14(a), (d) or (h) of the Base Indenture, as applicable, or otherwise, and deposited in the Series 2025-1 Class A-2 Distribution Account for the payment of interest and fees and, to the extent applicable, principal or other amounts in respect of the Series 2025-1 Class A-2 Notes on such Quarterly Payment Date.

Section 3.4 Series 2025-1 Class A-1 Interest and Certain Fees.

(a) Series 2025-1 Class A-1 Note Rate and L/C Fees. From and after the Series 2025-1 Closing Date, the applicable portions of the Series 2025-1 Class A-1 Outstanding Principal Amount shall accrue (i) interest at the Series 2025-1 Class A-1 Note Rate and (ii) L/C Quarterly Fees at the applicable rates provided therefor in the Series 2025-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees shall be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, in the amount so made available, commencing on the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2025-1 Legal Final Maturity Date, on any Series 2025-1 Prepayment Date or any other prepayment date with respect to a prepayment in full of the Series 2025-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2025-1 Class A-1 Outstanding Principal Amount is required to be paid in full, in each case pursuant to, and in accordance with, the provisions of the Priority of Payments. To the extent any such amount is not paid on a Quarterly Payment Date when due, such unpaid amount shall accrue interest at the Series 2025-1 Class A-1 Note Rate.

(b) Undrawn Commitment Fees. From and after the Series 2025-1 Closing Date, Undrawn Commitment Fees shall accrue as provided in the Series 2025-1 Class A-1 Note Purchase Agreement. Such accrued fees shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, in the amount so made available, commencing on the Initial Quarterly Payment Date. To the extent any such amount is not paid on a Quarterly Payment Date when due, such unpaid amount shall accrue interest at the Series 2025-1 Class A-1 Note Rate.

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(c) Series 2025-1 Class A-1 Post-Renewal Date Additional Interest. From and after the Series 2025-1 Class A-1 Notes Renewal Date (after giving effect to any extensions), if the Outstanding Principal Amount of the Series 2025-1 Class A-1 Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof), additional interest will accrue on the Series 2025-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at a rate equal to 5.00% per annum (the “Series 2025-1 Class A-1 Post-Renewal Date Additional Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2025-1 Class A-1 Note Rate. All computations of Series 2025-1 Class A-1 Post-Renewal Date Additional Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of Series 2025-1 Class A-1 Post-Renewal Date Additional Interest accruing on any Base Rate Advances shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed, in accordance with Section 3.01(f) of the Series 2025-1 Class A-1 Note Purchase Agreement. Any Series 2025-1 Class A-1 Post-Renewal Date Additional Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, in the amount so made available, and failure to pay any Series 2025-1 Class A-1 Post-Renewal Date Additional Interest in excess of available amounts in accordance with the foregoing will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2025-1 Class A-1 Post-Renewal Date Additional Interest shall be paid in full on the Series 2025-1 Legal Final Maturity Date or otherwise as part of any Series 2025-1 Final Payment by indicating the amount thereof on the related Quarterly Noteholders’ Report or otherwise in written instructions from the Manager to the Trustee.

(d) Series 2025-1 Class A-1 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2025-1 Class A-1 Notes shall commence on the Series 2025-1 Closing Date and end on (but exclude) the day that is two (2) Business Days prior to the Quarterly Calculation Date preceding the Initial Quarterly Payment Date.

Section 3.5 Series 2025-1 Class A-2 Interest.

(a) Series 2025-1 Class A-2 Notes Interest. From the Series 2025-1 Closing Date until the Series 2025-1 Class A-2 Outstanding Principal Amount has been paid in full, the Series 2025-1 Class A-2 Outstanding Principal Amount will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Accrual Period, and also giving effect to prepayments, repurchases and cancellations of Series 2025-1 Class A-2 Notes during such Interest Accrual Period) at the Series 2025-1 Class A-2 Note Rate. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.14 of the Base Indenture, commencing on the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest

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shall be due and payable in full on the Series 2025-1 Legal Final Maturity Date, on any Series 2025-1 Prepayment Date with respect to a prepayment in full or on any other day on which all of the Series 2025-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2025-1 Class A-2 Note Rate is not paid when due, such unpaid interest (net of all Debt Service Advances with respect thereto) will accrue interest at the Series 2025-1 Class A-2 Note Rate. All computations of interest at the Series 2025-1 Class A-2 Note Rate shall be made on a 30/360 Day Basis.

(b) Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest.

(i) Post-ARD Additional Interest. From and after the Series 2025-1 Anticipated Repayment Date, if the Series 2025-1 Final Payment has not been made, then additional interest will accrue on the Series 2025-1 Class A-2 Outstanding Principal Amount at a per annum rate (the “Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest Rate”) equal to the greater of (as determined by the Manager): (A) 5.0% and (B) the amount, if any, by which the sum of the following exceeds the Series 2025-1 Class A-2 Note Rate: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2025-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (y) 5.0%, plus (z) 2.85% (such additional interest, the “Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest”). All computations of Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest shall be made on a 30/360 Day Basis and will be due and payable on any Quarterly Payment Date to the extent allocated in accordance with the Priority of Payments.

(ii) Payment of Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest. Any Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest shall be due and payable on each applicable Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.14 of the Base Indenture, in the amount so made available. The failure to pay any Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2025-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest shall be due and payable in full on the Series 2025-1 Legal Final Maturity Date, on any Series 2025-1 Prepayment Date with respect to a prepayment in full of the Series 2025-1 Class A-2 Notes or otherwise as part of any Series 2025-1 Final Payment.

(c) Series 2025-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2025-1 Class A-2 Notes shall commence on (and include) the Series 2025-1 Closing Date and end on (but exclude) the Initial Quarterly Payment Date.

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Section 3.6 Payment of Series 2025-1 Note Principal.

(a) Series 2025-1 Notes Principal Payment at Legal Maturity. The Series 2025-1 Outstanding Principal Amount shall be due and payable in full on the Series 2025-1 Legal Final Maturity Date. The Series 2025-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in the Base Indenture or this Section 3.6 and, in respect of the Series 2025-1 Class A-1 Outstanding Principal Amount, Section 2.2 of this Series 2025-1 Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement.

(b) Series 2025-1 Anticipated Repayment Date; Series 2025-1 Class A-1 Renewal Date. The Series 2025-1 Final Payment Date is anticipated to occur, for the Series 2025-1 Class A-2 Notes, on the Quarterly Payment Date occurring in June 2030 (the “Series 2025-1 Anticipated Repayment Date”). The initial Series 2025-1 Class A-1 Notes Renewal Date will be the Quarterly Payment Date occurring in June 2030, unless extended as provided below in this Section 3.6(b).

(i) First Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii), the Manager (on behalf of the Co-Issuers) shall have the option on or before the Quarterly Payment Date occurring in June 2030 to elect (the “Series 2025-1 First Extension Election”) to extend the Series 2025-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in June 2031 by delivering written notice to the Series 2025-1 Class A-1 Administrative Agent, the Trustee and the Control Party (with a copy to the Back-Up Manager) no later than the Quarterly Payment Date occurring in June 2030 to the effect that the conditions precedent to such Series 2025-1 First Extension Election set forth in Section 3.6(b)(iii) have been satisfied, and upon such extension, the Quarterly Payment Date occurring in June 2031 shall become the Series 2025-1 Class A-1 Notes Renewal Date.

(ii) Second Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii), if the Series 2025-1 First Extension Election has been made and become effective, the Manager (on behalf of the Co-Issuers) shall have the option on or before the Quarterly Payment Date occurring in June 2031 to elect (the “Series 2025-1 Second Extension Election”) to extend the Series 2025-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in June 2032 by delivering written notice to the Series 2025-1 Class A-1 Administrative Agent, the Trustee and the Control Party (with a copy to the Back-Up Manager) no later than the Quarterly Payment Date occurring in June 2028 to the effect that the conditions precedent to such Series 2025-1 Second Extension Election set forth in Section 3.6(b)(iii) have been satisfied, and upon such extension, the Quarterly Payment Date occurring in June 2032 shall become the Series 2025-1 Class A-1 Notes Renewal Date.

(iii) Conditions Precedent to Extension Elections. It shall be a condition to the effectiveness of the Series 2025-1 Extension Elections that, in the case of the Series 2025-1 First Extension Election, on the Quarterly Payment Date occurring in June 2030, and in the case of the Series 2025-1 Second Extension Election, on the Quarterly Payment Date occurring in June 2031: (A) the DSCR is greater than or equal to 2.00:1:00 (calculated as of the most recent Quarterly Calculation Date), (B) the rating

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assigned to the Series 2025-1 Class A-2 Notes by any Rating Agency has not been downgraded below “BBB-” (or the structured finance equivalent) or withdrawn and (C) all Class A-1 Extension Fees shall have been paid on or prior to such Quarterly Payment Date. Any notice given pursuant to Section 3.6(b)(i) or (ii) shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective. For the avoidance of doubt, no consent of the Trustee, the Control Party, the Controlling Class Representative, the Series 2025-1 Class A-1 Administrative Agent, any Noteholder or any other Secured Party shall be necessary for the effectiveness of the Series 2025-1 First Extension Election or the Series 2025-1 Second Extension Election.

(c) Payment of Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts. Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts will be due and payable on each applicable Quarterly Payment Date, commencing with the Initial Quarterly Payment Date and prior to the Series 2025-1 Anticipated Repayment Date, in accordance with Section 5.14 of the Base Indenture, to the extent of available funds allocated in respect thereof in accordance with the Priority of Payments, and failure to pay any Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default; provided that (A) Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts shall only be due and payable on a Quarterly Payment Date if the Series 2025-1 Class A-2 Non-Amortization Test is not satisfied with respect to the Non-Amortization Test Date (and, for the avoidance of doubt, any such Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts that are not due and payable due to the satisfaction of the Series 2025-1 Class A-2 Non-Amortization Test with respect to such Quarterly Payment Date shall not become due and payable if the Series 2025-1 Class A-2 Non-Amortization Test is subsequently not satisfied); and (B) if the Series 2025-1 Class A-2 Non-Amortization Test is satisfied on a Non-Amortization Test Date on which Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts would otherwise be due and payable, the Co-Issuers (or the Manager acting on their behalf) may elect in their sole discretion to make one or more Series 2025-1 Class A-2 Optional Scheduled Principal Payments on such Quarterly Payment Date by indicating such election in the related Quarterly Noteholder’s Report.

(d) Certain Series 2025-1 Notes Mandatory Payments of Principal.

(i) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2025-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date, in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.14 of the Base Indenture, in the amount so made available, together with any Series 2025-1 Class A-2 Make-Whole Prepayment Consideration required to be paid in connection therewith pursuant to Section 3.6(e); provided, for the avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2025-1 Class A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2025-1 Class A-2 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2025-1 Noteholders within each applicable Class based on their respective portion of the Series 2025-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2025-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement).

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(ii) During any Series 2025-1 Class A-1 Notes Amortization Period, principal payments shall be due and payable on the Series 2025-1 Class A-1 Notes as and when amounts are made available for payment thereof (A) on each Weekly Allocation Date during such period in accordance with the Priority of Payments and (B) on each Quarterly Payment Date during such period in accordance with Section 5.11 of the Base Indenture, in the amount so made available. Such payments shall be allocated among the Series 2025-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement and the related Weekly Manager’s Certificate or Quarterly Noteholders’ Report, as applicable, provided to the Trustee for such allocation. For the avoidance of doubt, no Series 2025-1 Class A-2 Make-Whole Prepayment Consideration will be due in connection with any principal payments on the Series 2025-1 Class-A-1 Notes.

(e) Series 2025-1 Class A-2 Make-Whole Prepayment Consideration Payments. In connection with (A) any mandatory prepayment made during a Rapid Amortization Period pursuant to Section 3.6(d)(i), (B) any mandatory prepayment made with any Asset Disposition Proceeds pursuant to Section 3.6(k), (C) any optional prepayment made pursuant to Section 3.6(f) (each, a “Series 2025-1 Class A-2 Prepayment”, and if made prior to the applicable Prepayment Consideration End Date, a “Make-Whole Series 2025-1 Class A-2 Prepayment”), the Co-Issuers shall pay, in the manner described herein, the Series 2025-1 Class A-2 Make-Whole Prepayment Consideration to the Series 2025-1 Class A-2 Noteholders with respect to the principal portion of the Series 2025-1 Prepayment Amount; provided that no Series 2025-1 Class A-2 Make-Whole Prepayment Consideration shall be payable in connection with any of the following, which shall not be “Make-Whole Series 2025-1 Class A-2 Prepayments”: (i) prepayments arising from the receipt of Indemnification Amounts or Insurance/Condemnation Proceeds, (ii) payments of Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts, Series 2025-1 Class A-2 Optional Scheduled Principal Payments, and Series 2025-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts or prepayments made in respect of a Cash Trapping Event, (iii) prepayments in connection with a Rapid Amortization Event, (iv) cancellations of repurchased Series 2025-1 Class A-2 Notes and (v) any prepayment of the Series 2025-1 Class A-2 Notes made on or after the Quarterly Payment Date in the Target Month; provided, further, for the avoidance of doubt, that the failure to pay any Series 2025-1 Class A-2 Make-Whole Prepayment Consideration on any Quarterly Payment Date (other than the Series 2025-1 Legal Final Maturity Date and any other date on which the Series 2025-1 Class A-2 Notes must be paid in full) shall not constitute an Event of Default.

(f) Optional Prepayment of Series 2025-1 Class A-2 Notes. Subject to Section 3.6(e) and Section 3.6(g), the Co-Issuers shall have the option to prepay (including with the proceeds of equity contributions) the Outstanding Principal Amount of the Series 2025-1 Class A-2 Notes (including optional prepayments from the Cash Trap Reserve Account) in whole or in part on any Business Day that is specified as the Series 2025-1 Prepayment Date in the applicable Prepayment Notice (each, an “Optional Prepayment Date”); provided that no such optional prepayment may be made unless the following conditions shall be satisfied:

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(i) the Co-Issuers shall be required to give notice of their election to prepay to the Trustee, the affected Noteholders, the Rating Agencies, the Back-Up Manager and the Servicer at least five (5) but no more than twenty (20) Business Days prior to the Optional Prepayment Date;

(ii) in the case of a prepayment in part:

(A) the amount on deposit in the Series 2025-1 Class A-2 Distribution Account is sufficient to pay the principal amount to be prepaid and any Series 2025-1 Class A-2 Make-Whole Prepayment Consideration required pursuant to Section 3.6(e);

(B) the amount on deposit in, or allocable to, the Series 2025-1 Class A-2 Distribution Account to be distributed on the Quarterly Payment Date which coincides with, or immediately follows, such Optional Prepayment Date, as the case may be, are sufficient to pay (in addition to the amounts described in clause (i)(A)) the Prepayment Condition Amounts on such Quarterly Payment Date; and

(C) if such prepayment is not made on a Quarterly Payment Date, the amounts on deposit in the Senior Notes Interest Payment Account allocable to the Series 2025-1 Class A-2 Notes, or other available amounts, are sufficient to pay accrued interest on the principal amount to be prepaid in respect of the period prior to such Optional Prepayment Date; and

(iii) in the case of an optional prepayment in whole:

(A) the amounts on deposit in the Indenture Trust Accounts or other available amounts, in each case allocable to, the Series 2025-1 Class A-2 Notes are sufficient to pay all monetary Obligations (including unreimbursed Advances with interest thereon at the Advance Interest Rate) in respect of the Series 2025-1 Class A-2 Notes set forth in the Priority of Payments, including unpaid interest accrued in respect of the period prior to such Optional Prepayment Date and any Prepayment Premium to be paid on such date, and

(B) the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Prepayment Condition Amounts, other than with respect to the Series 2025-1 Class A-2 Notes, on the immediately following Quarterly Payment Date, if any, or are sufficient to pay such amounts on such Optional Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts shall be required to be deposited to the applicable accounts.

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The Co-Issuers may prepay the Outstanding Principal Amount of the Series 2025-1 Class A-2 Notes in whole or in part on any Business Day, subject to the payment of the Series 2025-1 Class A-2 Make-Whole Prepayment Consideration to the extent applicable to the Series 2025-1 Class A-2 Notes. The Co-Issuers may prepay in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement. An Optional Prepayment in part of the Series 2025-1 Class A-2 Notes on any Optional Prepayment Date that is not a Quarterly Payment Date shall be made in an amount equal to at least $5,000,000 (or such lesser amount (i) if effected on the same day as any partial mandatory prepayment or repayment or (ii) that is the remaining Outstanding Principal Amount of the Series 2025-1 Class A-2 Notes). In connection with any such optional prepayment, the Servicer, the Indenture Trustee and the Back-Up Manager (including in its capacity as Interim Successor Manager) shall be paid all unpaid fees, expenses, reimbursement of Advances, including interest thereon, if any, and indemnities to the extent then due and payable to the Servicer, the Back-Up Manager (including in its capacity as Interim Successor Manager) and the Indenture Trustee, as applicable, under the Transaction Documents (in the case of a partial prepayment, only to the extent sufficient funds for payment in full of such amounts will not be available in the Collection Account for distribution on the following Payment Date).

(g) Notices of Prepayments.

(i) The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least five (5) Business Days but not more than twenty (20) Business Days prior to any Series 2025-1 Prepayment that is not a Series 2025-1 Final Payment with respect to the Series 2025-1 Class A-2 Notes pursuant to Section 3.6(f) to each Series 2025-1 Noteholder affected by such Series 2025-1 Prepayment, each of the Rating Agencies, the Trustee and the Servicer (with a copy to the Back-Up Manager); provided that at the request of the Co-Issuers, such notice to the affected Series 2025-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers.

(ii) With respect to each such Series 2025-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2025-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (B) the Series 2025-1 Prepayment Amount and (C) if such Series 2025-1 Prepayment is subject to Series 2025-1 Class A-2 Make-Whole Prepayment Consideration, the Series 2025-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date selected by the Co-Issuers.

(iii) Any such optional prepayment and Prepayment Notice may, in the Co-Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the occurrence of a Change of Control or refinancing. The Co-Issuers shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Co-Issuers’ obligations with respect to such optional prepayment may be performed by another Person.

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(iv) The Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, the Rating Agencies and the affected Noteholders, to revoke, or amend the Series 2025-1 Prepayment Date set forth in, any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2025-1 Prepayment Date set forth in such Prepayment Notice; provided that at the request of the Co-Issuers, such notice to the affected Series 2025-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers.

(v) For the avoidance of doubt, a Voluntary Decrease or a Subfacility Decrease in respect of the Series 2025-1 Class A-1 Notes is governed by Section 2.2 and not by this Section 3.6.

(h) Series 2025-1 Prepayments. Subject to Section 3.6(g), on each Series 2025-1 Prepayment Date with respect to any Series 2025-1 Prepayment, the applicable Series 2025-1 Prepayment Amount, the Series 2025-1 Class A-2 Make-Whole Prepayment Consideration, if any, and any associated Breakage Amounts applicable to such Series 2025-1 Prepayment shall be due and payable (without duplication of any components of such the Series 2025-1 Prepayment Amount due and payable on such Series 2025-1 Prepayment Date, including Series 2025-1 Class A-1 Quarterly Interest Amount if such Series 2025-1 Prepayment Date coincides with a Quarterly Payment Date).

(i) Distributions of Optional Prepayments of Series 2025-1 Class A-2 Notes.

(i) No later than five (5) Business Days prior to the Series 2025-1 Prepayment Date for each Series 2025-1 Prepayment to be made pursuant to Section 3.6(f) in respect of the Series 2025-1 Class A-2 Notes, the Co-Issuers shall provide the Trustee with a written report (“Optional Prepayment Issuer Order”) instructing the Trustee to deposit the amounts set forth in such Optional Prepayment Issuer Order. Such Optional Prepayment Issuer Order shall include (A) the Series 2025-1 Prepayment Amount to be transferred from the Collection Account to the Series 2025-1 Class A-2 Distribution Account and/or if applicable, the source of other funds to be deposited into the Series 2025-1 Class A-2 Distribution Account for such prepayment, (B) the amount to be distributed to the Series 2025-1 Class A-2 Notes in respect of principal, interest and, if any, Series 2025-1 Class A-2 Make-Whole Prepayment Consideration, (C) if any Series 2025-1 Class A-2 Notes are not Book-entry Notes, the portion of such distributions to be made to each such Noteholder, (D) confirmation that the conditions set forth in Section 3.6(f)(ii)(C) or Section 3.6(f)(iii)(A), as applicable, have been satisfied and confirmation that the condition set forth in Section 3.6(i)(iii) has been satisfied. Such Optional Prepayment Issuer Order may be consolidated with additional payment instructions as necessary to effect other distributions occurring on, or substantially concurrently with, such Series 2025-1 Prepayment Date.

(ii) On the Series 2025-1 Prepayment Date for each Series 2025-1 Prepayment to be made pursuant to Section 3.6(f), the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2025-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date), distribute to the Noteholders of record on the preceding Prepayment

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Record Date on a pro rata basis, based on their respective portion of the Outstanding Principal Amount, the amount on deposit in the Series 2025-1 Class A-2 Distribution Account in order to pay (without duplication) (A) the applicable portion of the Outstanding Principal Amount and any Series 2025-1 Class A-2 Make-Whole Prepayment Consideration with respect thereto, (B) in the case of an optional prepayment on a Series 2025-1 Prepayment Date that is not a Quarterly Payment Date, interest on such portion of the Outstanding Principal Amount being prepaid, and (C) in the case of an optional prepayment in whole, the outstanding monetary Obligations described in Section 3.6(f)(iii)(A), in each case due and payable on such Series 2025-1 Prepayment Date.

(iii) If the Series 2025-1 Class A-2 Notes are paid in whole on a Series 2025-1 Prepayment Date that is not a Weekly Allocation Date, the Co-Issuers shall have the option to instruct the Trustee to withdraw amounts on deposit in the Collection Account on such Series 2025-1 Prepayment Date and deposit the Series 2025-1 Prepayment Amount with respect to the Series 2025-1 Class A-2 Notes in the Series 2025-1 Class A-2 Distribution Account, so long as the condition set forth in Section 3.6(f)(iii)(B) will be satisfied on such Series 2025-1 Prepayment Date and Co-Issuers (or the Manager on their behalf) determine that the Residual Amount on the Weekly Allocation Date immediately following such Series 2025-1 Prepayment Date shall be greater than zero. The delivery of any such instruction to the Trustee shall be deemed to be a certification from the Co-Issuers or the Manager, as applicable, as to the satisfaction of such conditions, on which the Trustee may conclusively rely.

(j) Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.13(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.14(d) of the Base Indenture and deposited in the Series 2025-1 Distribution Accounts, based solely upon the related Weekly Manager’s Certificate or Quarterly Noteholders’ Report, and used to prepay first, if a Series 2025-1 Class A-1 Notes Amortization Period is continuing or if a Rapid Amortization Event has occurred and is continuing, the Series 2025-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement) on the Quarterly Payment Date indicated in the Weekly Manager’s Certificate and second, the Series 2025-1 Class A-2 Notes (based on their respective portion of the Series 2025-1 Class A-2 Outstanding Principal Amount), on the Quarterly Payment Date indicated in the Weekly Manager’s Certificate. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any Series 2025-1 Class A-2 Make-Whole Prepayment Consideration. The Co-Issuers shall be obligated to pay any Series 2025-1 Class A-2 Make-Whole Prepayment Consideration required to be paid pursuant to Section 3.6(e) in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2025-1 Class A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2025-1 Class A-2 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments.

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(k) Series 2025-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies (with a copy to the Back-Up Manager) of the Series 2025-1 Final Payment Date on or before the Prepayment Record Date preceding such Series 2025-1 Final Payment Date and such notice shall include the amount to be distributed to each Class of Series 2025-1 Notes in respect of principal and interest and, if any Class of Series 2025-1 Notes are not Book-entry Notes, the portion of such distributions to be made to each Noteholder of such Class of Notes; provided that with respect to any Series 2025-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2025-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g). The Trustee shall provide any written notice required under this Section 3.6(k) to each Person in whose name such Series 2025-1 Notes is registered at the close of business on such Prepayment Record Date of the date that will be the Series 2025-1 Final Payment Date. Such written notice to be sent to the Series 2025-1 Noteholders shall be made at the expense of the Co-Issuers and shall be sent by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2025-1 Final Payment will be made and shall specify that such Series 2025-1 Final Payment will be payable only upon presentation and surrender (other than in the case of Uncertificated Notes) of the Series 2025-1 Notes, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Back-Up Manager, the Trustee and their affiliates, and shall specify the place where the Series 2025-1 Notes (other than any Uncertificated Notes) may be presented and surrendered for such Series 2025-1 Final Payment. If a Quarterly Payment Date occurs on or prior to the Series 2025-1 Final Payment and the Series 2025-1 Notes (other than the Uncertificated Notes) have not been surrendered, no payments shall be made to the holders of such Notes on such Quarterly Payment Date and the final payment shall be made only upon surrender. The Trustee shall deregister a Class of Uncertificated Notes upon distribution of the Series 2025-1 Final Payment with respect to such Class of Notes.

Section 3.7 Series 2025-1 Class A-1 Distribution Account.

(a) Establishment of Series 2025-1 Class A-1 Distribution Account. The IHOP Issuer has established and shall direct the Trustee to maintain in the name of IHOP Funding LLC subject to the lien of the Trustee for the benefit of the Series 2025-1 Class A-1 Noteholders an account (the “Series 2025-1 Class A-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2025-1 Class A-1 Noteholders. The Series 2025-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2025-1 Class A-1 Distribution Account will be established with the Trustee. Any amounts held in the Series 2025-1 Class A-1 Distribution Account shall be held in cash and shall remain uninvested.

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(b) Series 2025-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2025-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2025-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2025-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2025-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2025-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2025-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2025-1 Class A-1 Distribution Account Collateral”).

(c) Termination of Series 2025-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2025-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2025-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2025-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2025-1 Class A-1 Note Purchase Agreement have been paid and (4) all Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Co-Issuers (or the Manager on their behalf), shall withdraw from the Series 2025-1 Class A-1 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) and deposit all such amounts into the Collection Account for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2025-1 Class A-1 Noteholders under the Base Indenture with respect to Series 2025-1 Class A-1 Distribution Account shall be automatically released, and the Trustee, upon written request of the Co-Issuers, at the written direction of the Control Party, shall execute and deliver to the Co-Issuers any and all documentation reasonably requested and prepared by the Co-Issuers at the Co-Issuers’ expense to effect or evidence the release by the Trustee of the Series 2025-1 Class A-1 Noteholders’ security interest in the Series 2025-1 Class A-1 Distribution Account Collateral.

Section 3.8 Series 2025-1 Class A-2 Distribution Account.

(a) Establishment of Series 2025-1 Class A-2 Distribution Account. The IHOP Issuer has established and shall direct the Trustee to maintain in the name of IHOP Funding LLC subject to the lien of the Trustee for the benefit of the Series 2025-1 Noteholders an account (the “Series 2025-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2025-1 Class A-2 Noteholders. The Series 2025-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2025-1 Class A-2 Distribution Account will be established with the Trustee. Any amounts held in the Series 2025-1 Class A-2 Distribution Account shall be held in cash and shall remain uninvested.

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(b) Series 2025-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2025-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2025-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2025-1 Noteholders, all of the Co-Issuers’ right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2025-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2025-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2025-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2025-1 Class A-2 Distribution Account Collateral”).

(c) Termination of Series 2025-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2025-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Co-Issuers (or the Manager on their behalf), shall withdraw from the Series 2025-1 Class A-2 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2025-1 Noteholders under the Base Indenture with respect to Series 2025-1 Class A-2 Distribution Account shall be automatically released, and the Trustee, upon written request of the Co-Issuers, at the written direction of the Control Party, shall execute and deliver to the Co-Issuers any and all documentation reasonably requested and prepared by the Co-Issuers at the Co-Issuers’ expense to effect or evidence the release by the Trustee of the Series 2025-1 Noteholders’ security interest in the Series 2025-1 Class A-2 Distribution Account Collateral.

Section 3.9 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2025-1 Distribution Accounts shall be the “Series 2025-1 Securities Intermediary.” If the Series 2025-1 Securities Intermediary in respect of the Series 2025-1 Distribution Accounts is not the Trustee, the Co-Issuers shall obtain the express agreement of such other Person to the obligations of the Series 2025-1 Securities Intermediary set forth in this Section 3.9.

(b) The Series 2025-1 Securities Intermediary agrees that:

(i) The Series 2025-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

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(ii) The Series 2025-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2025-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2025-1 Distribution Account shall be registered in the name of the Series 2025-1 Securities Intermediary, indorsed to the Series 2025-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2025-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2025-1 Distribution Account be registered in the name of any Co-Issuer, payable to the order of any Co-Issuer or specially indorsed to any Co-Issuer;

(iv) All property delivered to the Series 2025-1 Securities Intermediary pursuant to this Series 2025-1 Supplement will be promptly credited to the appropriate Series 2025-1 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2025-1 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2025-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2025-1 Distribution Accounts, the Series 2025-1 Securities Intermediary shall comply with such entitlement order without further consent by any Co-Issuer, any other Securitization Entity or any other Person;

(vii) The Series 2025-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2025-1 Securities Intermediary’s jurisdiction and the Series 2025-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii) The Series 2025-1 Securities Intermediary has not entered into, and until termination of this Series 2025-1 Supplement shall not enter into, any agreement with any other Person relating to the Series 2025-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2025-1 Securities Intermediary has not entered into, and until the termination of this Series 2025-1 Supplement shall not enter into, any agreement with the Co-Issuers purporting to limit or condition the obligation of the Series 2025-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi); and

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(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2025-1 Distribution Account, neither the Series 2025-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2025-1 Distribution Account or any Financial Asset credited thereto. If the Series 2025-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2025-1 Distribution Account or any Financial Asset carried therein, the Series 2025-1 Securities Intermediary shall deliver prompt written notice to the Series 2025-1 Class A-1 Administrative Agent, the Trustee, the Manager, the Servicer and the Co-Issuers thereof.

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2025-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (acting at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2025-1 Distribution Accounts; provided that at all other times the Co-Issuers shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2025-1 Distribution Accounts.

Section 3.10 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Co-Issuers. The Series 2025-1 Noteholders by their acceptance of the Series 2025-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Co-Issuers. Any such reports and notices that are required to be delivered to the Series 2025-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

Section 3.11 Replacement of Ineligible Accounts. If, at any time, either the Series 2025-1 Class A-1 Distribution Account or the Series 2025-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2025-1 Ineligible Account”), the Co-Issuers shall (i) within five (5) Business Days of obtaining Actual Knowledge thereof, notify the Control Party and the Trustee thereof and (ii) within sixty (60) days of obtaining Actual Knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2025-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2025-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement. The Trustee shall have no obligation to determine whether a Series 2025-1 Distribution Account is or continues to be an Eligible Account.

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ARTICLE IV

FORM OF SERIES 2025-1 NOTES

Section 4.1 Issuance of Series 2025-1 Class A-1 Notes.

(a) The Series 2025-1 Class A-1 Advance Notes (other than any Uncertificated Notes) will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2025-1 Class A-1 Noteholders (other than the Series 2025-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with this Series 2025-1 Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series 2025-1 Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement, the Series 2025-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2025-1 Class A-1 Noteholders. The Series 2025-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2025-1 Class A-1 Notes Maximum Principal Amount as of the Series 2025-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2025-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a). The Trustee shall record any Increases or Decreases with respect to the Series 2025-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d), the principal amount of the Series 2025-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.

(b) The Series 2025-1 Class A-1 Swingline Notes (other than any Uncertificated Notes) will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with this Series 2025-1 Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series 2025-1 Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement, the Series 2025-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2025-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2025-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2025-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i). The Series 2025-1 Class A-1 Administrative Agent shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d), the aggregate principal amount of the Series 2025-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

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(c) The Series 2025-1 Class A-1 L/C Notes (other than any Uncertificated Notes) will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with this Series 2025-1 Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series 2025-1 Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement, the Series 2025-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2025-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2025-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii). The Series 2025-1 Class A-1 Administrative Agent shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d), the aggregate amount of the Series 2025-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2025-1 Class A-1 L/C Notes for all purposes of the Indenture and the other Transaction Documents other than for purposes of accrual of interest.

(d) For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2025-1 Class A-1 Notes will exceed the Series 2025-1 Class A-1 Notes Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2025-1 Class A-1 Advance Notes, the Series 2025-1 Class A-1 Swingline Notes and the Series 2025-1 Class A-1 L/C Notes in the aggregate exceed the Series 2025-1 Class A-1 Notes Maximum Principal Amount.

(e) The Series 2025-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2025-1 Class A-1 Notes, as evidenced by their execution of the Series 2025-1 Class A-1 Notes. The Series 2025-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2025-1 Class A-1 Notes, as evidenced by their execution of such Series 2025-1 Class A-1 Notes. The initial sale of the Series 2025-1 Class A-1 Notes is limited to Persons who have executed the Series 2025-1 Class A-1 Note Purchase Agreement. The Series 2025-1 Class A-1 Notes may be resold only to the Co-Issuers, their Affiliates, and Persons who are not Competitors (except that Series 2025-1 Class A-1 Notes may be resold to Persons who are Competitors with the written consent of the Co-Issuers) in compliance with the terms of the Series 2025-1 Class A-1 Note Purchase Agreement.

(f) Uncertificated Notes. At the request of a Holder or transferee of the Series 2025-1 Class A-1 Notes, the Series 2025-1 Class A-1 Notes may be issued in the form of Uncertificated Notes. With respect to any Uncertificated Note, the Trustee shall provide to the beneficial owner promptly after registration of the Uncertificated Note in the Note Register by the Note Registrar a Confirmation of Registration, the form of which shall be set forth in Exhibit E attached hereto.

(i) Except as otherwise expressly provided herein:

(A) Uncertificated Notes registered in the name of a Person shall be considered “held” by such Person for all purposes of this Series Supplement;

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(B) with respect to any Uncertificated Note, (1) references herein to authentication and delivery of a Series 2025-1 Class A-1 Note shall be deemed to refer to creation of an entry for such Series 2025-1 Class A-1 Note in the Note Register and registration of such Series 2025-1 Class A-1 Note in the name of the owner, (2) references herein to cancellation of a Series 2025-1 Class A-1 Note shall be deemed to refer to deregistration of such Series 2025-1 Class A-1 Note and (3) references herein to the date of authentication of a Series 2025-1 Class A-1 Note shall refer to the date of registration of such Series 2025-1 Class A-1 Note in the Note Register in the name of the owner thereof;

(C) references to execution of Series 2025-1 Class A-1 Notes by the Co-Issuers, to surrender of the Series 2025-1 Class A-1 Notes and to presentment of the Series 2025-1 Class A-1 Notes shall be deemed not to refer to Uncertificated Notes; provided that the provisions of Section 4.3 relating to surrender of the Series 2025-1 Class A-1 Notes shall apply equally to deregistration of Uncertificated Notes; and

(D) for the avoidance of doubt, no Confirmation of Registration shall be required to be surrendered (1) in connection with a transfer of the related Uncertificated Note or (2) in connection with the final payment of the related Uncertificated Note.

(ii) The Note Register shall be conclusive evidence of the ownership of an Uncertificated Note.

(iii) Each of the Series 2025-1 Class A-1 Notes in the form of a definitive note may also be exchanged in its entirety for an Uncertificated Note and, upon complete exchange thereof, such Series 2025-1 Class A-1 Notes shall be cancelled and deregistered by the Note Registrar.

(iv) Each of the Uncertificated Notes may be exchanged in its entirety for a Series 2025-1 Class A-1 Note in the form of a definitive note and, upon complete exchange thereof, such Uncertificated Note shall be deregistered by the Note Registrar.

Section 4.2 Issuance of Series 2025-1 Class A-2 Notes.

(a) The Series 2025-1 Class A-2 Notes may be offered and sold in the Series 2025-1 Class A-2 Initial Principal Amount on the Series 2025-1 Closing Date by the Co-Issuers pursuant to the Series 2025-1 Class A-2 Note Purchase Agreement. The Series 2025-1 Class A-2 Notes will be resold initially only to the Co-Issuers or their Affiliates or (A) in the United States, to Persons who are not Competitors and who are QIBs purchasing for their own account or the account of one or more other Persons, each of which is a QIB, in reliance on Rule 144A and (B) outside the United States, to Persons who are not Competitors and who are not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in reliance on Regulation S, purchasing for their own

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account or the account of one or more other Persons, each of which is a non-U.S. Person. The Series 2025-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2025-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2025-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2025-1 Class A-2 Notes. The Series 2025-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

(b) Global Notes.

(i) Rule 144A Global Notes. The Series 2025-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.3, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(ii) Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2025-1 Class A-2 Notes offered and sold on the Series 2025-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2025-1 Class A-2 Note, such Series 2025-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.3, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.3, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

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(c) Definitive Notes. The Series 2025-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.3, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2025-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3 Transfer Restrictions of Series 2025-1 Class A-1 Notes.

(a) Subject to the terms of the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, the holder of any Series 2025-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2025-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2025-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2025-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2025-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2025-1 Class A-1 Note Purchase Agreement, then such Series 2025-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2025-1 Class A-1 Advance Note. The Issuer shall be entitled to rely on a copy of the executed Assignment and Assumption Agreement or Investor Group Supplement in directing the Trustee to cancel or deregister and authenticate and deliver or register, as applicable, such Series 2025-1 Class A-1 Advance Notes. In exchange for any Series 2025-1 Class A-1 Advance Note properly presented for transfer, the Co-Issuers shall execute and deliver a Company Order to the Trustee authorizing and directing the authentication and delivery of such Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2025-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2025-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and deliver a Company Order to the Trustee authorizing and directing the authentication and delivery of such Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2025-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2025-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2025-1 Class A-1 Noteholder at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, Co-Issuers shall execute and deliver a Company Order directing the registration of such Notes and the Trustee shall deliver a Confirmation of Registration to the transferee upon request. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2025-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2025-1 Class A-1 Advance Note as Series 2025-1 Class A-1 Noteholders.

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(b) Subject to the terms of the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2025-1 Class A-1 Swingline Notes in whole but not in part by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2025-1 Class A-1 Swingline Notes at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.18(d) of the Series 2025-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2025-1 Class A-1 Swingline Note properly presented for transfer, the Co-Issuers shall execute and deliver a Company Order to the Trustee authorizing and directing the authentication and delivery of such Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2025-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2025-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Co-Issuers shall execute and deliver a Company Order directing the registration of such Notes and the Trustee shall deliver a Confirmation of Registration to the transferee upon request. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2025-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2025-1 Class A-1 Swingline Note as a Series 2025-1 Class A-1 Noteholder.

(c) Subject to the terms of the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, an L/C Provider may transfer any Series 2025-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering in the case of Uncertificated Notes) such Series 2025-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2025-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2025-1 Class A-1 L/C Note properly presented for transfer, the Co-Issuers shall execute and deliver a Company Order to the Trustee authorizing and directing the authentication and delivery of such Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may

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request, Series 2025-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2025-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and deliver a Company Order to the Trustee authorizing and directing the authentication and delivery of such Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2025-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2025-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by an L/C Provider at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Co-Issuers shall execute and deliver a Company Order directing the registration of such Notes and the Trustee shall deliver a Confirmation of Registration to the transferee upon request. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2025-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2025-1 Class A-1 L/C Note as a Series 2025-1 Class A-1 Noteholder.

(d) Each Series 2025-1 Class A-1 Note (other than any Uncertificated Note) shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2025-1 CLASS A-1 NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT JURISDICTION, AND NONE OF THE CO-ISSUERS HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2025-1 CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JUNE 17, 2025 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “SERIES 2025-1 CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS GLOBAL, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS, AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2025-1 Class A-1 Notes except as provided herein.

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Section 4.4 Transfer Restrictions of Series 2025-1 Class A-2 Notes.

(a) A Series 2025-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided that this Section 4.4(a) shall not prohibit any transfer of a Series 2025-1 Class A-2 Note that is issued in exchange for a Series 2025-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2025-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b) The transfer by a Series 2025-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2025-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(d) If a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable

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Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(e) If a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be

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the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2025-1 Global Note or any portion thereof is exchanged for Series 2025-1 Class A-2 Notes other than Series 2025-1 Global Notes, such other Series 2025-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2025-1 Class A-2 Notes that are not Series 2025-1 Global Notes or for a beneficial interest in a Series 2025-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Note Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2025-1 Global Note comply with Rule 144A or Regulation S under the 1933 Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2025-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2025-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d). After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h) The Series 2025-1 Class A-2 Notes Rule 144A Global Notes, the Series 2025-1 Class A-2 Notes Temporary Regulation S Global Notes and the Series 2025-1 Class A-2 Notes Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2025-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT JURISDICTION, AND APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (EACH A “CO-ISSUER” AND COLLECTIVELY, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CO-ISSUERS OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT

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DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE, RULE 144A GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

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IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

(i) The Series 2025-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

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(j) The Series 2025-1 Global Notes issued in connection with the Series 2025-1 Class A-2 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED, ON EACH DAY FROM THE DATE ON WHICH THE HOLDER OF THIS NOTE ACQUIRES ITS INTEREST IN THIS NOTE THROUGH AND INCLUDING THE DATE ON WHICH SUCH HOLDER DISPOSES OF ITS INTEREST IN THIS NOTE, TO HAVE REPRESENTED AND WARRANTED THAT EITHER: (A) IT IS NOT (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DEFINED IN SECTION 4975 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY DEEMED TO HOLD THE ASSETS OF ANY OF THE FOREGOING OR (IV) ANY PLAN, ENTITY OR ACCOUNT SUBJECT TO STATE, LOCAL OR OTHER LAWS THAT ARE SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”); OR (B) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN SHALL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW.

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(k) The required legends set forth above shall not be removed from the Series 2025-1 Class A-2 Notes except as provided herein. The legend required for a Series 2025-1 Class A-2 Notes Rule 144A Global Note may be removed from such Series 2025-1 Class A-2 Notes Rule 144A Global Note if there is delivered to the Co-Issuers and the Note Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2025-1 Class A-2 Notes Rule 144A Global Note will not violate the registration requirements of the 1933 Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Co-Issuers (or the Manager, on their behalf), shall authenticate and deliver in exchange for such Series 2025-1 Class A-2 Notes Rule 144A Global Note a Series 2025-1 Class A-2 Note or Series 2025-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2025-1 Class A-2 Notes Rule 144A Global Note has been removed from a Series 2025-1 Class A-2 Note as provided above, no other Series 2025-1 Class A-2 Note issued in exchange for all or any part of such Series 2025-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2025-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the 1933 Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2025-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2025-1 Note as follows:

(a) With respect to any sale of Series 2025-1 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2025-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2025-1 Notes in any such sale will be for its own account or for the account of another QIB.

(b) With respect to any sale of Series 2025-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2025-1 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.

(c) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2025-1 Notes.

(d) It understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Series 2025-1 Notes from one or more book-entry depositories.

(e) It understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

(f) It will provide to each person to whom it transfers Series 2025-1 Notes notices of any restrictions on transfer of such Series 2025-1 Notes.

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(g) It understands that (i) the Series 2025-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, (ii) the Series 2025-1 Notes have not been registered under the 1933 Act or any state securities law, (iii) such Series 2025-1 Notes may be offered, resold, pledged or otherwise transferred only (a) in the United States, to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (b) outside the United States to a Person who is not a “U.S. Person” in a transaction meeting the requirements of Regulation S and who is not a Competitor , or (c) the Co-Issuers or an Affiliate of the Co-Issuers, in each case, in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction, and (iv) it will, and each subsequent holder of a Series 2025-1 Note is required to, notify any subsequent purchaser of a Series 2025-1 Note of the resale restrictions set forth in clause (iii) above.

(h) It understands that the Rule 144A Global Notes will bear legends substantially similar to those set forth in Section 4.4(h) and Section 4.4(j).

(i) It understands that the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(h), Section 4.4(i) and Section 4.4(j), as applicable.

(j) It understands that the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(h) and Section 4.4(j), as applicable.

(k) Either (i) it is neither a Plan nor any plan, entity or account that is subject to Similar Law or (ii) its acquisition, holding and disposition of the Series 2025-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law.

(l) It understands that any subsequent transfer of the Series 2025-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2025-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the 1933 Act.

(m) It is not a Competitor.

Section 4.6 Limitation on Liability. None of the Co-Issuers, the Manager, the Trustee, the Servicer, the Control Party, the Back-Up Manager, the Initial Purchaser, any Paying Agent or any of their respective Affiliates shall have any responsibility or liability with respect to (i) any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note or (ii) any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

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ARTICLE V

GENERAL

Section 5.1 Information. On or before the date that is three (3) Business Days prior to each Quarterly Payment Date, the Co-Issuers shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2025-1 Notes to the Trustee, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i) the total amount available to be distributed to Series 2025-1 Noteholders on such Quarterly Payment Date;

(ii) the amount of such distribution allocable to the payment of interest on each Class of the Series 2025-1 Notes;

(iii) the amount of such distribution allocable to the payment of principal of each Class of the Series 2025-1 Notes;

(iv) the amount of such distribution allocable to the payment of any Series 2025-1 Class A-2 Make-Whole Prepayment Consideration, if any, on the Series 2025-1 Class A-2 Notes;

(v) the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2025-1 Class A-1 Noteholders;

(vi) whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred as of the related Quarterly Calculation Date or any Cash Trapping Period is in effect, as of such Quarterly Calculation Date;

(vii) the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(viii) the number of Franchised Restaurants and Company Restaurants that are open for business as of the last day of the preceding Quarterly Collection Period;

(ix) the amount of Applebee’s/IHOP Systemwide Sales as of the related Quarterly Calculation Date; and

(x) the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) and the amount on deposit in the Cash Trap Reserve Account, if any, in each case as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

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Any Series 2025-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture. To the extent not set forth in the related Quarterly Noteholders’ Report, the Co-Issuers shall cause the Administrative Agent to provide to the Trustee the amounts to be distributed in respect of interest, principal and/or fees to each holder of Series 2025-1 Class A-1 Notes from the aggregate amounts in respect of interest, principal or fees to be distributed to such Class of Notes.

Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by this Series 2025-1 Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series 2025-1 Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4 Notices to the Rating Agencies. The address for any notice or communication by any party to any Rating Agency shall be as set forth in Section 14.1 of the Base Indenture.

Section 5.5 Counterparts. This Series 2025-1 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.6 Governing Law. THIS SERIES 2025-1 SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 5.7 Amendments. This Series 2025-1 Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.8 Termination of Series Supplement. This Series 2025-1 Supplement shall cease to be of further effect when (i) all Outstanding Series 2025-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2025-1 Notes that have been replaced or paid) to the Trustee for cancellation (or deregistration, in the case of Uncertificated Notes) and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2025-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2025-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2025-1 Class A-1 Note Purchase Agreement have been paid in full and all Commitments have been terminated and (iii) the Co-Issuers have paid all sums payable hereunder; provided that any provisions of this Series 2025-1 Supplement required for the Series 2025-1 Final Payment to be made shall survive until the Series 2025-1 Final Payment is paid to the Series 2025-1 Noteholders. In accordance with Section 6.1(a) of the Base Indenture, the final

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principal payment due on each Series 2025-1 Note shall only be paid upon due presentment and surrender of such Note for cancellation in accordance with the provisions of such Note at the applicable Corporate Trust Office, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Back-Up Manager, the Trustee and their affiliates.

Section 5.9 Entire Agreement. This Series 2025-1 Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.10 1934 Act. Each Co-Issuer hereby represents and warrants, for the benefit of the Trustee and the Noteholders, that payments on the Notes will not depend primarily on cash flow from self-liquidating financial assets within the meaning of Section 3(a)(79) of the 1934 Act.

Section 5.11 Electronic Signatures and Transmission.

(a) For purposes of this Series 2025-1 Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(b) Any requirement in the Indenture that a document, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission.

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(c) Notwithstanding anything to the contrary in this Series 2025-1 Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission shall be encrypted. The recipient of the Electronic Transmission shall be required to complete a one-time registration process.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Series 2025-1 Securities Intermediary have caused this Series 2025-1 Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:	/s/ Vance Y. Chang
Name: Vance Y. Chang
Title: Chief Financial Officer

IHOP FUNDING LLC, as Co-Issuer

By:	/s/ Vance Y. Chang
Name: Vance Y. Chang
Title: Chief Financial Officer

CITIBANK, N.A., not in its individual capacity, but solely as Trustee and as Series 2025-1 Securities Intermediary

By:	/s/ Trang Tran-Rojas
Name: Trang Tran-Rojas
Title: Senior Trust Officer

CONSENT OF CONTROL PARTY AND SERVICER:

Midland Loan Services, a division of PNC Bank, National Association, as Control Party and as Servicer, hereby consents to the execution and delivery of this Series Supplement by the parties hereto, and as Control Party hereby directs the Trustee to execute and deliver this Series Supplement.

MIDLAND LOAN SERVICES, a division of PNC Bank, National Association

By:	/s/ David A. Eckels
Name: David A. Eckels
Title: Senior Vice President

Dine Brands – Series 2025-1 Supplement to the Base Indenture

ANNEX A

SERIES 2025-1

SUPPLEMENTAL DEFINITIONS LIST

“30/360 Day Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Administrative Agent Fees” has the meaning set forth in the Series 2025-1 Class A-1 VFN Fee Letter.

“Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Agent Members” means members of, or participants in, DTC.

“Base Rate” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Base Rate Advance” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.07 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.2(b)(i) of this Series 2025-1 Supplement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2025-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2025-1 Closing Date.

“Change of Control” has the meaning ascribed to such term in the Management Agreement.

“Class A-1 Amendment Expenses” means the amounts payable pursuant to Section 9.05(a)(ii) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Class A-1 Extension Fees” means the fees payable pursuant to the Series 2025-1 Class A-1 VFN Fee Letter in connection with the extension of a Commitment Termination Date.

“Class A-1 Indemnities” means all amounts payable pursuant to Section 9.05(b) and Section 9.05(c) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2025-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2025-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2025-1 Class A-1 Note Purchase Agreement or (ii) increased or decreased by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Commitment Fees Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Commitment Fees Amounts for each day ending in such Interest Accrual Period. For purposes of the Base Indenture, the “Commitment Fees Adjustment Amount” shall be deemed to be the “Class A-1 Notes Commitment Fee Adjustment Amount”.

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2025-1 Class A-1 Notes Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2025-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement.

“Commitment Termination Date” means the Series 2025-1 Class A-1 Notes Renewal Date (as such date may be extended pursuant to Section 3.6(b) of this Series 2025-1 Supplement).

“Commitments” means the obligation of each Committed Note Purchaser included in each Investor Group to fund Series 2025-1 Class A-1 Advances pursuant to Section 2.02(a) of the Series 2025-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.07, respectively, of the Series 2025-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

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“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2025-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to this Series 2025-1 Class A-1 Note Purchase Agreement.

“Confirmation of Registration” means, with respect to an Uncertificated Note, a confirmation of registration, substantially in the form of Exhibit E attached to this Series 2025-1 Supplement, provided to the owner thereof promptly after the registration of the Uncertificated Note in the Note Register by the Note Registrar.

“CP Advance” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“CP Rate” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Daily Commitment Fees Amount” means, for any day, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts:

(a) with respect to any Term SOFR Advance outstanding on such day, the result of (i) the product of (x) the Term SOFR Reference Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2025-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b) with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2025-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(c) with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2025-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(d) with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(e) with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees that accrue thereon for such day.

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“Daily Post-Renewal Date Additional Interest Amount” means, for any day during any Interest Accrual Period commencing on or after the Series 2025-1 Class A-1 Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2025-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) the Series 2025-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2025-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) any Base Rate Advances included in the Series 2025-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Definitive Notes” has the meaning set forth in Section 4.2(c) of this Series 2025-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Electronic Transmission” has the meaning set forth in Section 5.11(a) of this Series 2025-1 Supplement.

“Estimated Daily Commitment Fees Amount” means (a) for any day during the first Quarterly Fiscal Period, $[•] and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Commitment Fees Amounts for each day during the immediately preceding Quarterly Fiscal Period.

“Estimated Daily Interest Amount” means (a) for any day during the initial Quarterly Fiscal Period, $[•] and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Interest Amounts for each day during the immediately preceding Quarterly Fiscal Period.

“Funding Agent” has the meaning set forth in the preamble to the Series 2025-1 Class A-1 Note Purchase Agreement.

“Increase” has the meaning set forth in Section 2.1(a) of this Series 2025-1 Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.08 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.06 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.09 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Initial Purchaser” means Guggenheim Securities, LLC.

“Initial Quarterly Payment Date” means December 5, 2025.

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“Interest Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Accrual Period shall be deemed to be a “Class A-1 Notes Interest Adjustment Amount” for such Interest Accrual Period.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2025-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2025-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2025-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2025-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2025-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2025-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2025-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2025-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2025-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2025-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.18(c) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“KBRA” means Kroll Bond Rating Agency, LLC (and any successor or successors thereto).

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“L/C Commitment” means the obligation of each L/C Provider directly or through an L/C Issuing Bank to provide Letters of Credit pursuant to Section 2.07 of the Series 2025-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, not to exceed the face amount of the Series 2025-1 Class A-1 L/C Notes held by such L/C Provider. As of the Series 2025-1 Closing Date, the aggregate amount of L/C Commitments is $35,000,000, which amount may be reduced or increased pursuant to Section 2.07(g) of the Series 2025-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“L/C Issuing Bank” has the meaning set forth in Section 2.07(h) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“L/C Provider” means each Person in whose name a Series 2025-1 Class A-1 L/C Note is registered in the Note Register, and its permitted successors and assigns in such capacity. References to an L/C Provider herein and in the Series 2025-1 Class A-1 Note Purchase Agreement shall apply independently to each L/C Provider in such capacity and solely with respect to such L/C Provider’s L/C Commitment or the Letters of Credit issued in respect thereof, unless otherwise required by the context.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2025-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “L/C Quarterly Fees” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Lender Party” means any Investor, the Swingline Lender or an L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and each L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Make-Whole Series 2025-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of this Series 2025-1 Supplement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of this Series 2025-1 Supplement.

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“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2025-1 Closing Date, the amount set forth on Schedule I to the Series 2025-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2025-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2025-1 Class A-1 Note Purchase Agreement or (ii) increased or decreased by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2025-1 Class A-2 Notes, dated June 4, 2025, prepared by the Co-Issuers.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05(a) of the Series 2025-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Outstanding Principal Amount” means with respect to any one or more Series, Classes, Subclasses or Tranches of Notes, as applicable at any time, the aggregate principal amount Outstanding of such Notes at such time.

“Permanent Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of this Series 2025-1 Supplement.

“Prepayment Consideration End Date” has the meaning set forth in the definition of Series 2025-1 Class A-2 Make-Whole Prepayment Consideration.

“Prepayment Notice” has the meaning set forth in Section 3.6(g)(i) of this Series 2025-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2025-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2025-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2025-1 Prepayment, in which case the “Prepayment Record Date” will be the date that is ten (10) Business Days prior to the date of such Series 2025-1 Prepayment.

“Program Support Agreement” means, with respect to any Conduit Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2025-1 Class A-1 Note of such Conduit Investor providing for the issuance of one or more letters of credit for the account of such Conduit Investor, the issuance of one or more insurance policies for which such Conduit Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Conduit Investor to any Program Support Provider of the Series 2025-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Conduit Investor in connection with such Conduit Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

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“Program Support Provider” means, with respect to any Conduit Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Conduit Investor’s Commercial Paper and/or Series 2025-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Conduit Investor’s securitization program as it relates to any Commercial Paper issued by such Conduit Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” means, collectively, S&P, KBRA, and any successor or successors thereto. In the event that at any time the rating agencies rating the Series 2025-1 Notes do not include S&P and/or KBRA, references to rating categories of such former Rating Agency in this Series 2025-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then has been appointed to rate and is rating the Series 2025-1 Notes as of the most recent date on which such other rating agency and such former Rating Agency’s published ratings for the type of security in respect of which such alternative rating agency is used.

“Reference Payment Date” has the meaning set forth in the definition of “Series 2025-1 Class A-2 Non-Amortization Test.”

“Regulation S” means Regulation S promulgated under the 1933 Act.

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Restricted Period” means, with respect to any Series 2025-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2025-1 Closing Date and ending on the 40th day after the Series 2025-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the 1933 Act.

“Rule 144A Global Notes” has the meaning set forth in Section 4.2(b)(i) of this Series 2025-1 Supplement.

“Series 2025-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of this Series 2025-1 Supplement. For purposes of the Base Indenture, the “Series 2025-1 Anticipated Repayment Date” shall be deemed to be a “Series Anticipated Repayment Date”.

“Series 2025-1 Class A-1 Administrative Agent” means Coöperatieve Rabobank U.A., New York Branch. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

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“Series 2025-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid and, if the following Quarterly Payment Date is a Series 2025-1 Class A-1 Notes Renewal Date, the amount of any Class A-1 Extension Fees due and payable on such Quarterly Payment Date. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Notes Administrative Expenses.”

“Series 2025-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2025-1 Class A-1 Note Purchase Agreement.

“Series 2025-1 Class A-1 Advance Notes” has the meaning set forth in the “Designation” in this Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2025-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Series 2025-1 Class A-1 Commitment Fees Amount” means, as of any date of determination for any Interest Accrual Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Commitment Fees Amounts for each day in such Interest Accrual Period, (b) if such date of determination occurs on or after the last day of such Interest Accrual Period, the Commitment Fee Adjustment Amount with respect to such Interest Accrual Period, and (c) the amount of any Class A-1 Notes Commitment Fees Shortfall Amount with respect to the Series 2025-1 Class A-1 Notes (as determined pursuant to Section 5.12(e) of the Base Indenture) for the immediately preceding Interest Accrual Period together with Additional Class A-1 Notes Commitment Fees Shortfall Interest (as determined pursuant to Section 5.12(e) of the Base Indenture) on such Class A-1 Notes Commitment Fees Shortfall Amount. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Commitment Fees Amount” shall be deemed to be a “Class A-1 Commitment Fees Amount.”

“Series 2025-1 Class A-1 Distribution Account” means account no. 14431100 entitled “IHOP Funding LLC, Series 2025-1 Class A-1 Distribution Account” maintained by the Trustee pursuant to Section 3.7(a) of this Series 2025-1 Supplement or any successor securities account maintained pursuant to Section 3.7(a) of this Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(b) of this Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2025-1 Class A-1 Outstanding Principal Amount exceeds the Series 2025-1 Class A-1 Notes Maximum Principal Amount.

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“Series 2025-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of this Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2025-1 Class A-1 Initial Advances made on the Series 2025-1 Closing Date pursuant to Section 2.1(a) of this Series 2025-1 Supplement, which is $[•].

“Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-1 L/C Notes of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2025-1 Closing Date pursuant to Section 2.07 of the Series 2025-1 Class A-1 Note Purchase Agreement, which is $[•].

“Series 2025-1 Class A-1 Initial Swingline Loan” has the meaning set forth in Section 2.1(b) of this Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2025-1 Closing Date pursuant to Section 2.06 of the Series 2025-1 Class A-1 Note Purchase Agreement, which is $[•].

“Series 2025-1 Class A-1 L/C Notes” has the meaning set forth in the “Designation” in this Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Noteholder” means the Person in whose name a Series 2025-1 Class A-1 Note is registered in the Note Register.

“Series 2025-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of June 17, 2025, by and among the Co-Issuers, the Guarantors, the Manager, Investors with respect to the Series 2025-1 Class A-1 Notes, the Series 2025-1 Class A-1 Noteholders and Coöperatieve Rabobank U.A., New York Branch, as L/C Provider, Swingline Lender and administrative agent thereunder, pursuant to which the Series 2025-1 Class A-1 Noteholders have agreed to purchase the Series 2025-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time.

“Series 2025-1 Class A-1 Note Rate” means, for any day, (a) with respect to any portion of the Series 2025-1 Class A-1 Outstanding Principal Amount as of such day, the CP Rate, Term SOFR or the Base Rate, as applicable thereto pursuant to the Series 2025-1 Class A-1 Note Purchase Agreement for such day, and (b) with respect to any other amounts that any Transaction Document provides is to bear interest by reference to the Series 2025-1 Class A-1 Note Rate, the Base Rate in effect for such day.

“Series 2025-1 Class A-1 Notes” has the meaning set forth in the “Designation” in this Series 2025-1 Supplement.

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“Series 2025-1 Class A-1 Notes Amortization Event” means the event in which the Outstanding Principal Amount of the Series 2025-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2025-1 Class A-1 Notes Renewal Date (as may be extended pursuant to Section 3.6(b)). For purposes of the Base Indenture, a “Series 2025-1 Class A-1 Notes Amortization Event” shall be deemed to be a “Class A-1 Notes Amortization Event.”

“Series 2025-1 Class A-1 Notes Amortization Period” means the period commencing on the date on which a Series 2025-1 Class A-1 Notes Amortization Event occurs and ending on the date on which there are no Series 2025-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2025-1 Class A-1 Notes Amortization Period” shall be deemed to be a “Class A-1 Notes Amortization Period.”

“Series 2025-1 Class A-1 Notes Maximum Principal Amount” means $325,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Series 2025-1 Class A-1 Notes Quarterly Commitment Fees Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2025-1 Class A-1 Notes, the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Notes Quarterly Commitment Fees Amount” shall be deemed to be a “Class A-1 Notes Quarterly Commitment Fees Amount.”

“Series 2025-1 Class A-1 Notes Renewal Date” means the Quarterly Payment Date in June 2030, which date (x) may be extended on or before such Quarterly Payment Date at the election of the Manager (on behalf of the Co-Issuers) until the Quarterly Payment Date in June 2031, and (y) may be further extended at the election of the Manager (on behalf of the Co-Issuers) on or before the Quarterly Payment Date in June 2031 until the Quarterly Payment Date in June 2032, in each case pursuant to Section 3.6(b) of this Series 2025-1 Supplement and without the consent of the Trustee, the Control Party, the Controlling Class Representative, the Series 2025-1 Class A-1, the Series 2025-1 Class A-1 Noteholders or any other Secured Party. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Notes Renewal Date” shall be deemed to be a “Class A-1 Notes Renewal Date.”

“Series 2025-1 Class A-1 Other Amounts” means, for any Weekly Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Notes Other Amounts.”

“Series 2025-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2025-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2025-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2025-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of this Series 2025-1 Supplement resulting from Series 2025-1

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Class A-1 Advances made on or prior to such date and after the Series 2025-1 Closing Date plus (d) any Series 2025-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2025-1 Class A-1 Outstanding Principal Amount exceed the Series 2025-1 Class A-1 Notes Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2025-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2025-1 Class A-1 Swingline Notes and Series 2025-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2025-1 Class A-1 Note Purchase Agreement or this Series 2025-1 Supplement).

“Series 2025-1 Class A-1 Post-Renewal Date Additional Interest” means, for any Interest Accrual Period commencing on or after the Series 2025-1 Class A-1 Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Additional Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, “Series 2025-1 Class A-1 Post-Renewal Date Additional Interest” shall be deemed to be “Senior Notes Quarterly Post-ARD Additional Interest.”

“Series 2025-1 Class A-1 Post-Renewal Date Additional Interest Rate” has the meaning set forth in Section 3.4(c) of this Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Prepayment” means any prepayment in respect of the Series 2025-1 Class A-1 Notes under Section 3.6(d)(i) or Section 3.6(k).

“Series 2025-1 Class A-1 Quarterly Interest Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2025-1 Class A-1 Notes, the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

“Series 2025-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2025-1 Class A-1 Swingline Note or Series 2025-1 Class A-1 L/C Note is registered in the Note Register.

“Series 2025-1 Class A-1 Swingline Notes” has the meaning set forth in the “Designation” of this Series 2025-1 Supplement.

“Series 2025-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of the Series 2025-1 Closing Date, by and among the Co-Issuers, the Guarantors, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider, the Swingline Lender, and the Series 2025-1 Class A-1 Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

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“Series 2025-1 Class A-2 Distribution Account” means account no. 14421200 entitled “IHOP Funding LLC, Series 2025-1 Class A-2 Distribution Account” maintained by the Trustee pursuant to Section 3.8(a) of this Series 2025-1 Supplement or any successor securities account maintained pursuant to Section 3.8(a) of this Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(b) of this Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Closing Date, which is $600,000,000.

“Series 2025-1 Class A-2 Make-Whole Prepayment Consideration” means, with respect to the Series 2025-1 Class A-2 Notes, the amount (not less than zero) calculated by the Manager on behalf of the Co-Issuers equal to (i) the discounted present value as of a date not earlier than the fifth (5th) Business Day prior to the date of any relevant prepayment (each, a “Series 2025-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date”) of the Series 2025-1 Class A-2 Notes (or such portion thereof to be prepaid) of all future installments of interest (excluding any interest required to be paid on the applicable prepayment date) on and principal of the Series 2025-1 Class A-2 Notes that the Co-Issuers would otherwise be required to pay on the Series 2025-1 Class A-2 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Quarterly Payment Date in the Target Month prior to the Series 2025-1 Anticipated Repayment Date (the “Prepayment Consideration End Date”), assuming principal payments are made pursuant to the then-applicable schedule of payments (assuming for this purpose that the Series 2025-1 Class A-2 Non-Amortization Test on each Quarterly Payment Date on and after the date of such prepayment will not be satisfied and giving effect to any ratable reductions in such Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event or a Cash Trapping Event, and cancellations of repurchased Notes prior to the date of such prepayment and assuming no future prepayments are to be made) and the entire remaining unpaid principal amount of the Series 2025-1 Class A-2 Notes or portion thereof is paid on the Prepayment Consideration End Date minus (ii) the Outstanding Principal Amount of the Series 2025-1 Class A-2 Notes (or portion thereof) being prepaid.

For purposes of the calculation of the discounted present value in clause (i) above, such present value will be determined by the Manager using a discount rate equal to the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2025-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date, of the United States Treasury Security having a maturity closest to the related Prepayment Consideration End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2025-1 Class A-2 Make-Whole Prepayment Consideration” shall be deemed to be a “Prepayment Premium”.

“Series 2025-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date” has the meaning set forth in the definition of “Series 2025-1 Class A-2 Make-Whole Prepayment Consideration”.

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“Series 2025-1 Class A-2 Non-Amortization Test” means a test that will be satisfied on any Non-Amortization Test Date (the “Reference Payment Date”) until and including the Series 2025-1 Anticipated Repayment Date only if (x) the Dine Brands Leverage Ratio is less than or equal to 5.25:1.00 as calculated on the immediately preceding Quarterly Calculation Date and (y) no Rapid Amortization Event has occurred and is continuing. In the event the Series 2025-1 Class A-2 Non-Amortization Test is not satisfied for any Quarterly Payment Date, the Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amount payable as a result thereof shall be due and payable on the Quarterly Payment Date immediately following such Quarterly Payment Date. The Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amount will be zero except on any Quarterly Payment Date immediately following a Non-Amortization Test Date (i.e., the prior Quarterly Payment Date) on which the Series 2025-1 Class A-2 Non-Amortization Test was not satisfied. For purposes of the Base Indenture, the “Series 2025-1 Class A-2 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”.

“Series 2025-1 Class A-2 Noteholder” means the Person in whose name a Series 2025-1 Class A-2 Note is registered in the Note Register.

“Series 2025-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated June 4, 2025, by and among the Co-Issuers, the Guarantors, the Manager, International House of Pancakes, LLC, Applebee’s International, Inc. and Guggenheim Securities, LLC, as amended, supplemented or otherwise modified from time to time.

“Series 2025-1 Class A-2 Note Rate” means 6.720% per annum.

“Series 2025-1 Class A-2 Notes” has the meaning specified in the “Designation” of this Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amount” means, with respect to each Quarterly Payment Date prior to the Series 2025-1 Anticipated Repayment Date, $[•]; provided that, following (i) the allocation of mandatory prepayment amounts pursuant to priority (i)(E) of the Priority of Payments, (ii) any optional prepayments pursuant to Section 3.6(f) of this Series 2025-1 Supplement and (iii) any repurchases or cancellations of any Series 2025-1 Class A-2 Notes pursuant to Section 2.14 of the Base Indenture, all remaining Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts for each remaining Quarterly Payment Date prior to the Series 2025-1 Anticipated Repayment Date will be reduced by an amount equal to the percentage of each such Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts representing the ratio between (A) the principal amount of such prepayment, repurchase or cancellation and (B) the Outstanding Principal Amount immediately prior to such prepayment, repurchase or cancellation; provided, further, that in respect of each Weekly Allocation Date during a Quarterly Collection Period for which the Series 2025-1 Class A-2 Non-Amortization Test was satisfied as of the Non-Amortization Test Date, the Co-Issuers may elect to deem (as set forth in the applicable Weekly Manager’s Certificate) the Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts to equal zero. For purposes of the Base Indenture, the “Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts” shall be deemed to be “Scheduled Principal Payments”.

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“Series 2025-1 Class A-2 Notes” has the meaning specified in the “Designation” of this Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Payment Date, if on any Quarterly Calculation Date, (a) the sum of (i) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to the Series 2025-1 Class A-2 Notes and (ii) any other funds on deposit in the Indenture Trust Accounts that are available to pay the Series 2025-1 Class A-2 Notes Scheduled Principal Payments with respect to the Series 2025-1 Class A-2 Notes on such Quarterly Payment Date is less than (b) the sum of (i) the Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amount due and payable, if any, on such Quarterly Payment Date plus any Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to such amounts set forth in clause (b)(i) and allocated to the Series 2025-1 Class A-2 Notes, the amount of such deficiency.

“Series 2025-1 Class A-2 Optional Scheduled Principal Payment” means any payment of principal made in the event the Series 2025-1 Class A-2 Non-Amortization Test is satisfied for any applicable Non-Amortization Test Date, in an amount not to exceed the Series 2025-1 Class A-2 Notes Scheduled Principal Payment Amounts that would otherwise be due on such Quarterly Payment Date if the Series 2025-1 Class A-2 Non-Amortization Test was not satisfied as of such applicable Non-Amortization Test Date. For purposes of the Base Indenture, each “Series 2025-1 Class A-2 Optional Scheduled Principal Payment” shall be deemed to be an “Optional Scheduled Principal Payment”.

“Series 2025-1 Class A-2 Outstanding Principal Amount” means, on any date, an amount equal to (a) the Series 2025-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to the payment of Series 2025-1 Senior Notes Scheduled Principal Payments Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2025-1 Noteholders on or prior to such date. For purposes of the Base Indenture, the “Series 2025-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2025-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of this Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Quarterly Interest Amount” means, for each Interest Accrual Period, an amount equal to the accrued interest at the Series 2025-1 Class A-2 Note Rate on the Outstanding Principal Amount (as of the first day of such Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series 2025-1 Noteholders as of such day and also giving effect to prepayments, repurchases and cancellations of Series 2025-1 Class A-2 Notes during such Interest Accrual Period). For purposes of the Base Indenture, “Series 2025-1 Class A-2 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

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“Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest” has the meaning set forth in Section 3.5(b)(i) of this Series 2025-1 Supplement. For purposes of the Base Indenture, Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Additional Interest.”

“Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest Rate” has the meaning set forth in Section 3.5(b)(i) of this Series 2025-1 Supplement.

“Series 2025-1 Closing Date” means June 17, 2025.

“Series 2025-1 Distribution Accounts” means, collectively, the Series 2025-1 Class A-1 Distribution Account and the Series 2025-1 Class A-2 Distribution Account.

“Series 2025-1 Extension Elections” means, collectively, the Series 2025-1 First Extension Election and the Series 2025-1 Second Extension Election.

“Series 2025-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2025-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2025-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2025-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2025-1 Class A-1 Note Purchase Agreement and the termination in full of all Commitments.

“Series 2025-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of this Series 2025-1 Supplement.

“Series 2025-1 Final Payment Date” means the date on which the Series 2025-1 Final Payment is made.

“Series 2025-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2025-1 Ineligible Account” has the meaning set forth in Section 3.11 of this Series 2025-1 Supplement.

“Series 2025-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in June 2055. For purposes of the Base Indenture, the “Series 2025-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2025-1 Noteholders” means, collectively, the Series 2025-1 Class A-1 Noteholders and the Series 2025 Class A-2 Noteholders.

“Series 2025-1 Note Owner” means, with respect to a Series 2025-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

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“Series 2025-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2025-1 Class A-1 Outstanding Principal Amount, plus the Series 2025-1 Class A-2 Outstanding Principal Amount.

“Series 2025-1 Prepayment” means a Series 2025-1 Class A-1 Prepayment or a Series 2025-1 Class A-2 Prepayment, as applicable.

“Series 2025-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2025-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2025-1 Prepayment Date” means the date on which any prepayment on the Series 2025-1 Class A-1 Notes or the Series 2025-1 Class A-2 Notes is made pursuant to Section 3.6(d), Section 3.6(f) or Section 3.6(k) of this Series 2025-1 Supplement, which shall be, with respect to any Series 2025-1 Prepayment pursuant to Section 3.6(f), the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2025-1 Prepayment pursuant to Section 3.6(d) or Section 3.6(k), the immediately succeeding Quarterly Payment Date.

“Series 2025-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of this Series 2025-1 Supplement.

“Series 2025-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of this Series 2025-1 Supplement.

“Series 2025-1 Senior Notes” means, collectively, the Series 2025-1 Class A-1 Notes and the Series 2025-1 Class A-2 Notes.

“Series 2025-1 Supplement” means this Series 2025-1 Supplement, dated as of the Series 2025-1 Closing Date by and among the Co-Issuers, the Trustee and the Series 2025-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Similar Law” means any state, local, or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code.

“STAMP” has the meaning set forth in Section 4.3 of this Series 2025-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of this Series 2025-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of this Series 2025-1 Supplement.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2025-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $15,000,000, as such amount may be reduced or increased pursuant to Section 2.06(h) of the Series 2025-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2025-1 Class A-1 Note Purchase Agreement.

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“Swingline Lender” means Rabobank, in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Target Month” means June 2028.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of this Series 2025-1 Supplement.

“Term SOFR” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Term SOFR Advance” has the meaning set forth in Section 1.02 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Uncertificated Note” means any Note issued in uncertificated, fully registered form evidenced by entry in the Note Register.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.03(b) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2025-1 Class A-1 Note Purchase Agreement.

“U.S. Person” has the meaning set forth in Section 4.2(a) of this Series 2025-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of this Series 2025-1 Supplement.

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Exhibits to Series 2025-1 Supplement

EXHIBIT A-1-1

FORM OF SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 ADVANCE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2025-1 CLASS A-1 ADVANCE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JUNE 17, 2025 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS GLOBAL, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-A-[__]	up to $[ ]

A-1-1-1

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 ADVANCE NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [_____________], or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) or such lesser amount as shall equal the portion of the Series 2025-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided that the entire unpaid principal amount of this Note shall be due on June 7, 2055 (the “Series 2025-1 Legal Final Maturity Date”). Pursuant to the Class A-1 Note Purchase Agreement and the Series 2025-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2025-1 Class A-1 Notes may be paid earlier than the Series 2025-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2025-1 Class A-1 Advance Note (this “Note”) at the Series 2025-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 5, 2025 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including June 17, 2025 to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2025-1 Class A-1 Post-Renewal Date Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Class A-1 Note Purchase Agreement.

A-1-1-2

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2025-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2025-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-1-3

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

A-1-1-4

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-1 Advance Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-1-1-5

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-1 Notes of the Co-Issuers designated as their Series 2025-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2025-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2025-1 Class A-1 Advance Notes (herein called the “Series 2025-1 Class A-1 Advance Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of June 17, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee, and Citibank, N.A., as Series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-1 Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2025-1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. Subject to the terms and conditions of the Class A-1 Note Purchase Agreement, all payments of principal of the Series 2025-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2025-1 Class A-1 Advance Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2025-1 Class A-1 Advance Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2025-1 Class A-1 Advance Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

A-1-1-6

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2025-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2025-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto by wire transfer in immediately available funds released by the Paying Agent from the Series 2025-1 Class A-1 Distribution Account no later than 1:00 p.m. (New York City time) if a Series 2025-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date; provided that the final principal payment due on a Series 2025-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2025-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2025-1 Class A-1 Note at the applicable Corporate Trust Office, which such surrender by the Series 2025-1 Class A-1 Noteholders shall also constitute a general release by the Series 2025-1 Class A-1 Noteholders hereof from any claims against the Securitization Entities, the Manager, the Trustee, the Back-Up Manager and their affiliates.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Note Registrar duly executed by, the Series 2025-1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-1 Noteholder, by acceptance of a Series 2025-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

A-1-1-7

It is the intent of the Co-Issuers and each Series 2025-1 Class A-1 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2025-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-1 Noteholder and upon all future Series 2025-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan nor any plan, entity or account that is subject to Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2025-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-1-1-8

[Remainder of page intentionally left blank]

A-1-1-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[5]

Signature Guaranteed:

[5]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-1-10

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2025-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

A-1-1-11

A-1-1-12

EXHIBIT A-1-2

FORM OF SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 SWINGLINE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2025-1 CLASS A-1 SWINGLINE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JUNE 17, 2025 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS GLOBAL, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-S-[__]	up to $[ ]

A-1-2-1

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 SWINGLINE NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [_____________], or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) or such lesser amount as shall equal the portion of the Series 2025-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided that the entire unpaid principal amount of this Note shall be due on June 7, 2055 (the “Series 2025-1 Legal Final Maturity Date”). Pursuant to the Class A-1 Note Purchase Agreement and the Series 2025-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2025-1 Class A-1 Notes may be paid earlier than the Series 2025-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2025-1 Class A-1 Swingline Note (this “Note”) at the Series 2025-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 5, 2025 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including June 17, 2025 to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2025-1 Class A-1 Post-Renewal Date Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Class A-1 Note Purchase Agreement.

A-1-2-2

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2025-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2025-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-2-3

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

A-1-2-4

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-1 Swingline Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-1-2-5

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-1 Notes of the Co-Issuers designated as their Series 2025-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2025-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2025-1 Class A-1 Swingline Notes (herein called the “Series 2025-1 Class A-1 Swingline Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of June 17, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-1 Swingline Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-1 Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2025-1 Class A-1 Swingline Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-1 Swingline Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. Subject to the terms and conditions of the Class A-1 Note Purchase Agreement, all payments of principal of the Series 2025-1 Class A-1 Swingline Notes will be made pro rata to the holders of Series 2025-1 Class A-1 Swingline Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2025-1 Class A-1 Swingline Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2025-1 Class A-1 Swingline Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

A-1-2-6

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2025-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2025-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto by wire transfer in immediately available funds released by the Paying Agent from the Series 2025-1 Class A-1 Distribution Account no later than 1:00 p.m. (New York City time) if a Series 2025-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date; provided that the final principal payment due on a Series 2025-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2025-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2025-1 Class A-1 Note at the applicable Corporate Trust Office, which such surrender by the Series 2025-1 Class A-1 Noteholders shall also constitute a general release by the Series 2025-1 Class A-1 Noteholders hereof from any claims against the Securitization Entities, the Manager, the Trustee, the Back-Up Manager and their affiliates.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Note Registrar duly executed by, the Series 2025-1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-1 Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-1 Noteholder, by acceptance of a Series 2025-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

A-1-2-7

It is the intent of the Co-Issuers and each Series 2025-1 Class A-1 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2025-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-1 Noteholder and upon all future Series 2025-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan nor any plan, entity or account that is subject to Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2025-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-1-2-8

[Remainder of page intentionally left blank]

A-1-2-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints        , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-2-10

SUBFACILITY INCREASES AND SUBFACILITY DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2025-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

A-1-2-11

A-1-2-12

EXHIBIT A-1-3

FORM OF SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 L/C NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2025-1 CLASS A-1 L/C NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JUNE 17, 2025 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT. THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, THE INDENTURE AND THE OTHER TRANSACTION DOCUMENTS OTHER THAN, IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-L-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2025-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 L/C NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [_____________], or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) or such lesser amount as shall equal the portion of the Series 2025-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided that the entire unpaid principal amount of this Note shall be due on June 7, 2055 (the “Series 2025-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount. Pursuant to the Class A-1 Note Purchase Agreement and the Series 2025-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2025-1 Class A-1 Notes may be paid earlier than the Series 2025-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay (i) interest on this Series 2025-1 Class A-1 L/C Note (this “Note”) at the Series 2025-1 Class A-1 Note Rate and (ii) the Series 2025-1 Class A-1 L/C Fees, in each case, for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 5, 2025 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including June 17, 2025 to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest and fees on this Note at the Series 2025-1 Class A-1 Post-Renewal Date Additional Interest Rate, and such additional interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Class A-1 Note Purchase Agreement.

A-1-2-14

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2025-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2025-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-2-15

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

A-1-2-16

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-1 L/C Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-1-2-17

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-1 Notes of the Co-Issuers designated as their Series 2025-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2025-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2025-1 Class A-1 L/C Notes (herein called the “Series 2025-1 Class A-1 L/C Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of June 17, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-1 L/C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of the Class A-1 Note Purchase Agreement, the Indenture and the other Transaction Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Indenture, the Series 2025-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. Subject to the terms and conditions of the Class A-1 Note Purchase Agreement, all payments of principal of the Series 2025-1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2025-1 Class A-1 L/C Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and additional interest, if any, will each accrue on the Series 2025-1 Class A-1 L/C Notes at the rates set forth in the Indenture. The interest and fees and additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2025-1 Class A-1 L/C Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-1-2-18

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2025-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2025-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto by wire transfer in immediately available funds released by the Paying Agent from the Series 2025-1 Class A-1 Distribution Account no later than 1:00 p.m. (New York City time) if a Series 2025-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date; provided that the final principal payment due on a Series 2025-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2025-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2025-1 Class A-1 Note at the applicable Corporate Trust Office, which such surrender by the Series 2025-1 Class A-1 Noteholders shall also constitute a general release by the Series 2025-1 Class A-1 Noteholders hereof from any claims against the Securitization Entities, the Manager, the Trustee, the Back-Up Manager and their affiliates.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Note Registrar duly executed by, the Series 2025-1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-1 Noteholder, by acceptance of a Series 2025-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

A-1-2-19

It is the intent of the Co-Issuers and each Series 2025-1 Class A-1 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2025-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-1 Noteholder and upon all future Series 2025-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan nor any plan, entity or account that is subject to Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2025-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

A-1-2-20

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-1-2-21

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints       , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[7]

Signature Guaranteed:

[7]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-2-22

SUBFACILITY INCREASES AND SUBFACILITY DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2025-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

A-1-2-23

A-1-2-24

EXHIBIT A-2-1

THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2025-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT JURISDICTION, AND APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (EACH A “CO-ISSUER” AND COLLECTIVELY, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CO-ISSUERS OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

A-2-1-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE

A-2-1-2

REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED, ON EACH DAY FROM THE DATE ON WHICH THE HOLDER OF THIS NOTE ACQUIRES ITS INTEREST IN THIS NOTE THROUGH AND INCLUDING THE DATE ON WHICH SUCH HOLDER DISPOSES OF ITS INTEREST IN THIS NOTE, TO HAVE REPRESENTED AND WARRANTED THAT EITHER: (A) IT IS NOT (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DEFINED IN SECTION 4975 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY DEEMED TO HOLD THE ASSETS OF ANY OF THE FOREGOING OR (IV) ANY PLAN, ENTITY OR ACCOUNT SUBJECT TO STATE, LOCAL OR OTHER LAWS THAT ARE SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”); OR (B) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN SHALL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

A-2-1-3

FORM OF RULE 144A GLOBAL SERIES 2025-1 CLASS A-2 NOTE

No. R-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 03789X AH1

ISIN Number: US03789XAH17

Common Code: 310138720

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2025-1 6.720% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [           ] DOLLARS ($[       ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided that the entire unpaid principal amount of this Note shall be due on June 7, 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Rule 144A Global Series 2025-1 Class A-2 Note (this “Note”) at the Series 2025-1 Class A-2 Note Rate applicable to this Note for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 5, 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including June 17, 2025 to but excluding the 5th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (in each case without giving effect to any Business Day adjustment) (each, an “Interest Accrual Period”). Interest with respect to this Note (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

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This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2 Notes of the Co-Issuers designated as their Series 2025-1 6.720% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2025-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of June 17, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2 Notes will be made pro rata to the Series 2025-1 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2025-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

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Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Note Registrar duly executed by, the Series 2025-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Noteholder, by acceptance of a Series 2025-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2025-1 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2025-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

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The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Noteholder and upon all future Series 2025-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan nor any plan, entity or account that is subject to Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2025-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints      , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2025-1

CLASS A-2 NOTE

The initial principal balance of this Rule 144A Global Series 2025-1 Class A-2 Note is $[___________]. The following exchanges of an interest in this Rule 144A Global Series 2025-1 Class A-2 Note for an interest in a corresponding Temporary Regulation S Global Series 2025-1 Class A-2 Note or a Permanent Regulation S Global Series 2025-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

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EXHIBIT A-2-2

THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT JURISDICTION, AND APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (EACH A “CO-ISSUER” AND COLLECTIVELY, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CO-ISSUERS OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

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ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A

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“U.S. PERSON” OR THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED, ON EACH DAY FROM THE DATE ON WHICH THE HOLDER OF THIS NOTE ACQUIRES ITS INTEREST IN THIS NOTE THROUGH AND INCLUDING THE DATE ON WHICH SUCH HOLDER DISPOSES OF ITS INTEREST IN THIS NOTE, TO HAVE REPRESENTED AND WARRANTED THAT EITHER: (A) IT IS NOT (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DEFINED IN SECTION 4975 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY DEEMED TO HOLD THE ASSETS OF ANY OF THE FOREGOING OR (IV) ANY PLAN, ENTITY OR ACCOUNT SUBJECT TO STATE, LOCAL OR OTHER LAWS THAT ARE SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”); OR (B) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN SHALL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

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FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2025-1

CLASS A-2 NOTE

No. S-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U00553 AH7

ISIN Number: USU00553AH70

Common Code: 310144495

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2025-1 6.720% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided that the entire unpaid principal amount of this Note shall be due on June 7, 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Temporary Regulation S Global Series 2025-1 Class A-2 Note (this “Note”) at the Series 2025-1 Class A-2 Note Rate applicable to this Note for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 5, 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including June 17, 2025 to but excluding the 5th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (in each case without giving effect to any Business Day adjustment) (each, an “Interest Accrual Period”). Interest with respect to this Note (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest Rate applicable to this Note, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

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The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

A-2-2-7

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-2-2-8

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2 Notes of the Co-Issuers designated as their Series 2025-1 6.720% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2025-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of June 17, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2 Notes will be made pro rata to the Series 2025-1 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2025-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-2-2-9

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Note Registrar duly executed by, the Series 2025-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Noteholder, by acceptance of a Series 2025-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2025-1 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2025-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

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The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Noteholder and upon all future Series 2025-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan nor any plan, entity or account that is subject to Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2025-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-2-2-11

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints      , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-2-12

SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S

GLOBAL SERIES 2025-1 CLASS A-2 NOTE

The initial principal balance of this Temporary Regulation S Global Series 2025-1 Class A-2 Note is $[___________]. The following exchanges of an interest in this Temporary Regulation S Global Series 2025-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2025-1 Class A-2 Note or a Permanent Regulation S Global Series 2025-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

A-2-2-13

EXHIBIT A-2-3

THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT JURISDICTION, AND APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (EACH A “CO-ISSUER” AND COLLECTIVELY, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CO-ISSUERS OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

A-2-3-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS, AND

A-2-3-2

THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED, ON EACH DAY FROM THE DATE ON WHICH THE HOLDER OF THIS NOTE ACQUIRES ITS INTEREST IN THIS NOTE THROUGH AND INCLUDING THE DATE ON WHICH SUCH HOLDER DISPOSES OF ITS INTEREST IN THIS NOTE, TO HAVE REPRESENTED AND WARRANTED THAT EITHER: (A) IT IS NOT (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DEFINED IN SECTION 4975 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY DEEMED TO HOLD THE ASSETS OF ANY OF THE FOREGOING OR (IV) ANY PLAN, ENTITY OR ACCOUNT SUBJECT TO STATE, LOCAL OR OTHER LAWS THAT ARE SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”); OR (B) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN SHALL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

A-2-3-4

FORM OF PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE

No. U-[__]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U00553 AH7

ISIN Number: USU00553AH70

Common Code: 310144495

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2025-1 6.720% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided that the entire unpaid principal amount of this Note shall be due on June 7, 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Permanent Regulation S Global Series 2025-1 Class A-2 Note (this “Note”) at the Series 2025-1 Class A-2 Note Rate applicable to this Note for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 5, 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including June 17, 2025 to but excluding the 5th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (in each case without giving effect to any Business Day adjustment) (each, an “Interest Accrual Period”). Interest with respect to this Note (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2025-1 Class A-2 Quarterly Post-ARD Additional Interest Rate applicable to this Note, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

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The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Temporary Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-2-3-6

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

A-2-3-7

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-2-3-8

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2 Notes of the Co-Issuers designated as their Series 2025-1 6.720% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2025-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of June 17, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2 Notes will be made pro rata to the Series 2025-1 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2025-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-2-3-9

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Note Registrar duly executed by, the Series 2025-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Noteholder, by acceptance of a Series 2025-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2025-1 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2025-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

A-2-3-10

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Noteholder and upon all future Series 2025-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan nor any plan, entity or account that is subject to Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2025-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-2-3-11

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-3-12

SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S

GLOBAL SERIES 2025-1 CLASS A-2 NOTE

The initial principal balance of this Permanent Regulation S Global Series 2025-1 Class A-2 Note is $[___________]. The following exchanges of an interest in this Permanent Regulation S Global Series 2025-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2025-1 Class A-2 Note or a Temporary Regulation S Global Series 2025-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note	Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

A-2-3-13

EXHIBIT B-1

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF SERIES 2025-1 CLASS A-1 NOTES

Citibank, N.A., as Trustee

480 Washington Boulevard

16th Floor

Jersey City, NJ 07310

Attention: Securities Window – Applebee’s Funding LLC & IHOP Funding LLC

Re:	Applebee’s Funding LLC; IHOP Funding LLC Series 2025-1 Variable Funding Senior Notes, Class A-1 Subclass: Series 2025-1 Class A-1 [Advance] [Swingline] [L/C] Notes (the “Notes”)

Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) this Series 2025-1 Supplement to the Base Indenture, dated as of June 17, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Class A-1 Note Purchase Agreement, as applicable.

This certificate relates to U.S. $[___________] aggregate principal amount of Notes registered in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

B-1-1

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers and the Trustee that either it is a Co-Issuer or an Affiliate of a Co-Issuer, or:

1. it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives;

2. it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2025-1 Class A-1 Notes;

3. it is purchasing the Series 2025-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in paragraph (2) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2025-1 Class A-1 Notes;

4. it understands that (i) the Series 2025-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2025-1 Class A-1 Notes and (iii) any transfer must comply with the provisions of Sections 2.8 and 2.13 of the Base Indenture, Section 4.3 of the Series 2025-1 Supplement and Section 9.03 or 9.17, as applicable, of the Class A-1 Note Purchase Agreement;

5. it will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2025-1 Class A-1 Notes;

6. it understands that the Series 2025-1 Class A-1 Notes will bear the legend set out in the applicable form of Series 2025-1 Class A-1 Notes attached to this Series 2025-1 Supplement and be subject to the restrictions on transfer described in such legend;

7. it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2025-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs;

8. it is not a Competitor;

9. in the case of a Transferee taking their interest in the applicable Series 2025 Class A-1 Note in the form of an Uncertificated Note, following the transfer to such Transferee, the Trustee shall send to the Transferee a Confirmation of Registration pursuant to Section 4.1(f) of the Series 2025-1 Supplement.

B-1-2

10. either (i) it is neither a Plan nor any plan, entity or account that is subject to Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law; and

11. it is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:        ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:

Bank:

Address:

Bank ABA #:	Tel:

Account No.:	Fax:

FAO:	Attn.:

Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
450 North Brand Blvd., 7th Floor
Glendale, CA 91203-4415

B-1-3

EXHIBIT B-2

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES TO INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES

Citibank, N.A., as Trustee

480 Washington Boulevard

16th Floor

Jersey City, NJ 07310

Attention: Securities Window - Applebee’s Funding LLC & IHOP Funding LLC

Re:	Applebee’s Funding LLC; IHOP Funding LLC $[_____] Series 2025-1 6.720% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) this Series 2025-1 Supplement to the Base Indenture, dated as of June 17, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated June 4, 2025, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Note Registrar and the Trustee that either the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer, or:

1. the offer of the Notes was not made to a Person in the United States;

B-2-1

2. at the time the buy order was originated, the Transferee was outside the United States;

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5. the Transferee is not a U.S. Person (as defined in Regulation S);

6. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

7. the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

8. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

9. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

10. the Transferee understands that the Manager, the Co-Issuers and the Control Party may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

11. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

12. it is not a Competitor;

13. either (i) it is neither a Plan nor any plan, entity or account that is subject to Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law; and

14. it is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

B-2-2

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 7 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Note Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 7 above. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Note Registrar and the Initial Purchaser and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 7 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 7 above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:       ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:

Bank:

Address:

Bank ABA #:	Tel:

Account No.:	Fax:

FAO:	Attn.:

Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
10 W Walnut Street, 5th Floor
Pasadena, CA 91103

B-2-3

EXHIBIT B-3

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES TO INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES

Citibank, N.A., as Trustee

480 Washington Boulevard

16th Floor

Jersey City, NJ 07310

Attention: Securities Window - Applebee’s Funding LLC & IHOP Funding LLC

Re:	Applebee’s Funding LLC; IHOP Funding LLC $[_____] Series 2025-1 6.720% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplement No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) this Series 2025-1 Supplement to the Base Indenture, dated as of June 17, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated June 4, 2025, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Note Registrar and the Trustee that either the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer, or:

1. the offer of the Notes was not made to a Person in the United States;

B-3-1

2. at the time the buy order was originated, the Transferee was outside the United States;

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5. the Transferee is not a U.S. Person (as defined in Regulation S);

6. the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

7. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

8. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

9. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

10. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

11. it is not a Competitor;

12. either (i) it is neither a Plan nor any plan, entity or account that is subject to Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law; and

13. it is:

_____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

B-3-2

_____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:
Dated: ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:

Bank:

Address:

Bank ABA #:	Tel:

Account No.:	Fax:

FAO:	Attn.:

Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
10 W Walnut Street, 5th Floor
Pasadena, CA 91103

B-3-3

EXHIBIT B-4

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS

OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES OR

PERMANENT REGULATION S GLOBAL NOTES TO PERSONS TAKING DELIVERY IN

THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE

Citibank, N.A., as Trustee

480 Washington Boulevard

16th Floor

Jersey City, NJ 07310

Attention: Securities Window - Applebee’s Funding LLC & IHOP Funding LLC

Re:	Applebee’s Funding LLC; IHOP Funding LLC $[_____] Series 2025-1 6.720% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) this Series 2025-1 Supplement to the Base Indenture, dated as of June 17, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC] [an interest in a Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum dated June 4, 2025, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is a Co-Issuer or an Affiliate of a Co-Issuer or as follows:

1. it is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer with respect to which it exercise sole investment discretion.

B-4-1

2. it is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;

3. it will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

4. it understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

5. it understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

6. it will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

7. it is not a Competitor;

8. either (i) it is neither a Plan nor any plan, entity or account that is subject to Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law; and

9. it is:

_____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

_____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

B-4-2

[Name of Transferee]

By:
Name:
Title:
Dated: ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:

Bank:

Address:

Bank ABA #:	Tel:

Account No.:	Fax:

FAO:	Attn.:

Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
10 W Walnut Street, 5th Floor
Pasadena, CA 91103

B-4-3

EXHIBIT C

[FORM OF QUARTERLY NOTEHOLDERS’ REPORT]

C-1

EXHIBIT D

FORM OF MANDATORY/VOLUNTARY DECREASE

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2025-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1

TO: Citibank, N.A., as Trustee

388 Greenwich Street

New York, New York 10013

Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC

Email: Esotericabs@citi.com or call (888) 855-9695 to obtain Citibank, N.A. account manager’s email address

CC: COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent

Greetings:

Reference is made to (a) that certain Series 2025-1 CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JUNE 17, 2025 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2025-1 Class A-1 Note Purchase Agreement”), by and among APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), the Guarantors, DINE BRANDS GLOBAL, INC. (the “Manager”), the Conduit Investors, the Committed Note Purchasers for each Investor Group, the Funding Agents and Coöperatieve Rabobank U.A., New York Branch, as L/C Provider, Swingline Lender and Administrative Agent thereunder, pursuant to which the Series 2025-1 Class A-1 Noteholders have agreed to purchase the Series 2025-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time and (b) that certain Series 2025-1 Supplement, dated as of June 17, 2025 (the “Series 2025-1 Supplement”) to the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as further amended, amended and restated, supplemented or modified, is herein called the “Base Indenture”) (as may be further amended, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”), by and among the Co-Issuers and CITIBANK, N.A., as Trustee and as Securities Intermediary. Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Series 2025-1 Class A-1 Note Purchase Agreement or the Series 2025-1 Supplement, as applicable.

Pursuant to Section 2.2[(a)][(b)] of the Series 2025-1 Supplement and Section [__] of the Series 2025-1 Class A-1 Note Purchase Agreement, the undersigned hereby gives the Trustee and the Administrative Agent notice of a [Mandatory][Voluntary] Decrease and directs that the following amounts be paid on [    ] [(the “Mandatory Decrease Date”)][(the “Voluntary Decrease Date”)].

Principal: $

To be allocated among the holders of the Class A-1 Notes as follows:

$______ to _______

$______ to _______

Interest: $

To be allocated among the holders of the Class A-1 Notes as follows:

$______ to _______

$______ to _______

Breakage Amount (if any): $

To be allocated among the holders of the Class A-1 Notes as follows:

$______ to _______

$______ to _______

In furtherance of the above, the Trustee is hereby directed to transfer such amounts from the Collection Account to the Series 2025-1 Class A-1 Distribution Account not later than 12:00 p.m. (New York City time) on the [Mandatory][Voluntary] Decrease Date and to distribute such amounts to the Series 2025-1 Class A-1 Noteholders in accordance with the instruction on file with Citibank, N.A. as Note Registrar and Paying Agent.

For the avoidance of doubt, this repayment is a repayment and is not a permanent reduction in the Series 2025-1 Class A-1 Notes Maximum Principal Amount.

The undersigned has executed and delivered this payment direction on the ____ day of _____, _____.

DINE BRANDS GLOBAL, INC, as Manager on behalf of the Co-Issuers

By:
Name:
Title:

EXHIBIT E

FORM OF CONFIRMATION OF REGISTRATION OF UNCERTIFICATED NOTES

Date: [_____]

[Name of Holder]

[Address of Holder]

Re:	Applebee’s Funding LLC and IHOP Funding LLC $325,000,000 Series 2025-1 Variable Funding Senior Notes, Class A-1 (the “Series 2025-1 Class A-1 Notes”)

Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of April 17, 2023, as amended by Supplemental Indenture No. 1 to the Second Amended and Restated Base Indenture, dated as of June 17, 2025 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, is herein called the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC (collectively, the “Co-Issuers”) and Citibank, N.A., as the trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as the securities intermediary thereunder, and (ii) this Series 2025-1 Supplement to the Base Indenture, dated as of June 17, 2025 (such Series 2025-1 Supplement, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as the series 2025-1 securities intermediary thereunder. The Base Indenture and the Series 2025-1 Supplement are referred to herein collectively as the “Indenture”. Capitalized terms used and not otherwise defined herein shall have the meanings set forth or incorporated by reference in the Indenture.

Pursuant to Section 4.1(f) of the Series 2025-1 Supplement, the undersigned hereby confirms that the Note Registrar has registered the aggregate principal amount of the Subclass of the Series 2025-1 Class A-1 Notes specified below, in the name specified below, in the Note Register. This Confirmation of Registration is provided for informational purposes only; ownership of each Uncertificated Series 2025-1 Class A-1 Note shall be determined conclusively by the Note Register. To the extent of any conflict between this Confirmation of Registration and the Note Register, the Note Register shall control. This is not a security certificate or evidence of ownership.

Uncertificated Series 2025-1 Class A-1 Note

Note: [Advance Note][Swingline Note][L/C Note]

Maximum Principal Amount: U.S. $[_____]

Registered Name: [_____]

[Remainder of page intentionally left blank]

E-1

CITIBANK, N.A., as Trustee and Note Registrar

By:
Name:
Title:

E-2